UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

INTELLIA THERAPEUTICS, INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

INTELLIA THERAPEUTICS, INC.

40 Erie Street, Suite 130
Cambridge, Massachusetts 02139

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

To be held June 12, 2024

You are invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Intellia Therapeutics, Inc. (the “Company”), which will be held online on Wednesday, June 12, 2024 at 9:00 a.m. Eastern Time. You may attend the meeting virtually via the Internet at www.virtualshareholdermeeting.com/NTLA2024, where you will be able to vote electronically and submit questions. You will need the 16-digit control number included with the Notice of Internet Availability of Proxy Materials being mailed to you separately in order to attend the Annual Meeting.

Stockholders of record at the close of business on April 15, 2024, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting. The purpose of the Annual Meeting is the following:

1.
Election of two class II directors to our board of directors, each to serve until the 2027 annual meeting of stockholders and until their successor has been duly elected and qualified, or until their earlier death, resignation or removal;
2.
Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
3.
Approval, on a non-binding advisory basis, of the compensation of our named executive officers;
4.
Approval of a second amendment to our Second Amended and Restated Certificate of Incorporation, as amended, to limit the liability of certain officers of the Company as permitted by recent amendments to the Delaware General Corporation Law; and
5.
Transaction of any other business properly brought before the Annual Meeting or any adjournment or postponement thereof.

You can find more information on each of the matters to be voted on at the Annual Meeting, including information regarding the nominees for election to our board of directors, in the accompanying proxy statement. The board of directors recommends a vote:

•
“FOR” the election of each of the two nominees for class II directors,
•
“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024,
•
“FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers, as disclosed in the accompanying proxy statement, and
•
“FOR” the approval of a second amendment to our Second Amended and Restated Certificate of Incorporation, as amended, to limit the liability of certain officers of the Company as permitted by recent amendments to the Delaware General Corporation Law.

The Company is following the U.S. Securities and Exchange Commission’s “Notice and Access” rule that allows companies to furnish their proxy materials by posting them on the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the accompanying proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Annual Report”). We are mailing the Notice on or about April 29, 2024, and it contains instructions on how to access both the 2023 Annual Report and accompanying proxy statement (the “Proxy Materials”) over the Internet. This method provides our stockholders with expedited access to Proxy Materials and not only lowers the cost of printing and distribution but also reduces the environmental impact of the Annual Meeting. If you would like to receive a paper copy of the Proxy Materials, free of charge, please follow the instructions on the Notice.

Whether or not you expect to attend the Annual Meeting online, we encourage you to read the accompanying proxy statement and vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting on the Internet as described in the instructions included in the Notice, by telephone by calling 1-800-690-6903 and following the recorded instructions or, if you requested and received a paper copy of the Proxy Materials, by signing, dating and returning the enclosed proxy card. If you vote your shares on the Internet or by telephone, you will need to enter the 16-digit control number provided in the Notice. Your vote is important regardless of the number of shares you own. If you attend the Annual Meeting online, you may vote your shares during the Annual Meeting virtually via the Internet even if you previously voted your proxy. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

If your shares are held in “street name,” that is, held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

By order of the Board of Directors,

/s/ John M. Leonard
John M. Leonard, M.D. President and Chief Executive Officer

Cambridge, Massachusetts
April 29, 2024

Table of Contents

Page

PROXY STATEMENT FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS	1
IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	2
PROPOSAL NO. 1 – ELECTION OF TWO CLASS II DIRECTORS	5
PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INTELLIA’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024	12
PROPOSAL NO. 3 – ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION	13
PROPOSAL NO. 4 – APPROVAL OF A SECOND AMENDMENT TO OUR SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO LIMIT THE LIABILITY OF CERTAIN OFFICERS OF THE COMPANY AS PERMITTED BY RECENT AMENDMENTS TO THE DELAWARE GENERAL CORPORATION LAW	14
TRANSACTION OF OTHER BUSINESS	16
CORPORATE GOVERNANCE	17
COMPENSATION DISCUSSION AND ANALYSIS	26
EXECUTIVE OFFICER AND DIRECTOR COMPENSATION	37
REPORT OF THE COMPENSATION AND TALENT DEVELOPMENT COMMITTEE	50
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	51
PRINCIPAL STOCKHOLDERS	52
REPORT OF THE AUDIT COMMITTEE	54
HOUSEHOLDING	55
STOCKHOLDER PROPOSALS	55

INTELLIA THERAPEUTICS, INC.

40 Erie Street, Suite 130
Cambridge, Massachusetts 02139
857-285-6200

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

to be held June 12, 2024

This proxy statement contains information about the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Intellia Therapeutics, Inc., which will be held online on Wednesday, June 12, 2024, at 9:00 a.m. Eastern Time. You may attend the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/NTLA2024, where you will be able to vote electronically and submit questions. The board of directors of Intellia Therapeutics, Inc. is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, unless expressly stated otherwise or the context otherwise requires, the use of “Intellia,” “Company,” “our,” “we” or “us” refers to Intellia Therapeutics, Inc. and its subsidiary.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect or in any manner listed under “Revoking a Proxy; Changing Your Vote” below.

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be Held on June 12, 2024

We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials on or about April 29, 2024.

This proxy statement and our 2023 Annual Report on Form 10-K are available for viewing, printing and downloading at www.proxyvote.com.

A copy of our 2023 Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the Securities and Exchange Commission (the “SEC”), except for exhibits, as well as this proxy statement, will be furnished without charge to any stockholder upon written request to our principal executive offices at Intellia Therapeutics, Inc., 40 Erie Street, Suite 130, Cambridge, Massachusetts 02139, Attention: Investor Relations / Corporate Secretary, by calling 1-800-579-1639 or by emailing IRcontact@intelliatx.com. This proxy statement and our 2023 Annual Report on Form 10-K are also available on the SEC’s website at www.sec.gov.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Purpose of the Annual Meeting

At the Annual Meeting, our stockholders of record as of April 15, 2024, will consider and vote on the following matters:

1.
Election of two class II directors to our board of directors, each to serve until the 2027 annual meeting of stockholders and until their successor has been duly elected and qualified, or until their earlier death, resignation or removal;
2.
Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
3.
Approval, on a non-binding advisory basis, of the compensation of our named executive officers (“NEOs”);
4.
Approval of a second amendment to our Second Amended and Restated Certificate of Incorporation, as amended, to limit the liability of certain officers of the Company as permitted by recent amendments to the Delaware General Corporation Law; and
5.
Transaction of any other business properly brought before the Annual Meeting or any adjournment or postponement thereof.

As of the date of this proxy statement, we are not aware of any business to come before the Annual Meeting other than the first four items noted above.

Board of Directors Recommendation

Our board of directors unanimously recommends that you vote:

FOR the election of the two nominees to serve as the class II directors on our board of directors, each for a three-year term;

FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

FOR the approval, on a non-binding advisory basis, of the compensation of our named executive officers; and

FOR the approval of a second amendment to our Second Amended and Restated Certificate of Incorporation, as amended, to limit the liability of certain officers of the Company as permitted by recent amendments to the Delaware General Corporation Law.

Availability of Proxy Materials

On or about April 29, 2024, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Annual Report”) and a paper copy of the accompanying proxy statement (the “Proxy Materials”). The Notice contains instructions on how to access the Proxy Materials over the Internet. You will need the 16-digit control number included on the Notice to access these materials. If you would like to receive a paper copy of the Proxy Materials, free of charge, you can do so upon written request to our principal executive offices at Intellia Therapeutics, Inc., 40 Erie Street, Suite 130, Cambridge, Massachusetts 02139, Attention: Investor Relations / Corporate Secretary, by calling 1-800-579-1639 or by emailing sendmaterial@proxyvote.com. To try to ensure that you receive the Proxy Materials in time to vote at the Annual Meeting, please make your request to the Company prior to May 29, 2024. The Proxy Materials, including our 2023 Annual Report, are also available on the SEC’s website at www.sec.gov.

Who Can Vote at the Annual Meeting

Only stockholders of record at the close of business on the record date of April 15, 2024 are entitled to receive notice of the Annual Meeting and to vote the shares of common stock of the Company that they held on that date. As of April 15, 2024, there were 96,438,608 shares of common stock issued and outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

Difference between a “stockholder of record” and a beneficial owner of shares held in “street name”

Stockholder of Record. If you own shares that are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are considered a “stockholder of record” of those shares. For these shares, we have mailed the Notice directly to you. You may vote your shares by proxy prior to the Annual Meeting by following the instructions contained on the form of proxy card.

Beneficial Owners of Shares Held in Street Name. If you own shares that are held in a brokerage account or by a bank, trust or other nominee or custodian, then you are considered the beneficial owner of those shares, which are held in “street name.” With respect to these shares, your Proxy Materials have been forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account by following the instructions contained on the voting instruction card provided to you by that organization.

How to Vote

If you are a stockholder of record, there are several ways for you to vote your shares.

•
By Internet. You may vote at www.proxyvote.com, 24 hours a day, seven days a week. You will need the 16-digit control number included on your Notice. Votes submitted through the Internet must be received by 11:59 p.m. Eastern Time, on June 11, 2024.
•
By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will need the 16-digit control number included on your Notice. Votes submitted by telephone must be received by 11:59 p.m. Eastern Time, on June 11, 2024.
•
By Mail. If you requested and received a paper copy of the Proxy Materials you may vote by mail by completing, signing and dating the enclosed proxy card and returning it in the enclosed prepaid envelope. Votes submitted through the mail must be received by June 11, 2024.
•
During the Annual Meeting. You may vote during the Annual Meeting by visiting the website www.virtualshareholdermeeting.com/NTLA2024. You will need the 16-digit control number included on your Notice.

If the Annual Meeting is adjourned or postponed, the deadlines above may be extended.

The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the organization that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization. If you hold your shares of Intellia common stock in multiple accounts, you should vote your shares as described in each set of Proxy Materials you receive.

If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this proxy statement, and as the persons named as proxies in the proxy card may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Our second amended and restated by-laws (the “By-Laws”) provide that a quorum will exist if stockholders holding a majority of the shares of stock issued and outstanding and entitled to vote are present at the meeting in person (including virtually via the Internet or by proxy). There were 96,438,608 shares entitled to vote on April 15, 2024, our record date. Therefore, a quorum will be present if at least 48,219,305 shares of our common stock are present in person or represented by executed proxies timely received by us at the Annual Meeting. Under the General Corporation Law of the State of Delaware (the “DGCL”), votes withheld, abstentions and broker non-votes count as present for establishing a quorum. If a quorum is not present, the meeting may be adjourned until a quorum is obtained. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting.

Ballot Measures Considered “Routine” and “Non-Routine”

The election of the class II directors (“Proposal No. 1”), the non-binding advisory approval of the compensation of our named executive officers (“Proposal No. 3”) and the second amendment to our Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to limit the liability of certain officers of the Company as permitted by recent amendments to the Delaware General Corporation Law (“Proposal No. 4”) are considered non-routine matters under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals No. 1, No. 3 and No. 4.

The ratification of the appointment of Deloitte & Touche LLP as Intellia’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (“Proposal No. 2”) is a matter considered routine under applicable rules. A broker or other nominee may generally exercise discretionary authority and vote on routine matters. If all brokers exercise this discretionary authority, no broker non-votes are expected to exist in connection with Proposal No. 2.

Votes Required For the Matters to Be Voted on at the Annual Meeting

To be elected, each of the two directors nominated in Proposal No. 1 must receive a plurality of the votes properly cast, meaning that the two director nominees receiving the highest number of affirmative votes will be elected as directors. You may vote for all the director nominees, withhold authority to vote your shares for all the director nominees or withhold authority to vote your shares with respect to any one or more of the director nominees. Withholding authority to vote your shares with respect to one or more director nominees will have no effect on the election of those nominees. Broker non-votes will have no effect on the election of the nominees.

The ratification of the appointment of Deloitte & Touche LLP as Intellia’s independent registered public accounting firm in Proposal No. 2 requires the affirmative vote of the majority of the shares of common stock properly cast “for” or “against” such matter.

The approval, on a non-binding advisory basis, of the compensation of our named executive officers in Proposal No. 3 requires the affirmative vote of the majority of the shares of common stock properly cast “for” or “against” such matter. Because your vote is advisory, it will not be binding on the board of directors or its compensation and talent development committee (the “compensation committee”), but the board of directors and compensation committee intend to review the voting results and take them into consideration when making future decisions about executive compensation.

The approval of a second amendment to our Second Amended and Restated Certificate of Incorporation, as amended, to limit the liability of certain officers of the Company as permitted by recent amendments to the Delaware General Corporation Law in Proposal No. 4 requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote on such matter.

Method of Counting Votes

Each holder of common stock is entitled to one vote at the Annual Meeting on each matter to come before the Annual Meeting, including the election of a director, for each share held by such stockholder as of the record date. Votes cast at the Annual Meeting or by proxy by mail, via the Internet or by telephone will be tabulated by the inspector of election appointed for the Annual Meeting, who will also determine whether a quorum is present.

Votes withheld and broker non-votes have no effect on Proposal No. 1 – election of directors. Abstentions and broker “non-votes” have no effect on Proposals No. 2 and No. 3. Abstentions and broker non-votes are counted as votes “against” Proposal No. 4. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.

Revoking a Proxy; Changing Your Vote

If you are a stockholder of record, you may revoke your proxy before the final vote is taken at the Annual Meeting:

•
by signing and returning a new proxy card with a later date, to be received no later than June 11, 2024;
•
by submitting a later-dated vote by telephone or via the Internet; please note that only your latest Internet or telephone proxy received by 11:59 p.m. Eastern Time, on June 11, 2024, will be counted;
•
by participating in the Annual Meeting on June 12, 2024, at 9:00 a.m. Eastern Time virtually via the Internet and voting again; or
•
by filing a written revocation with our corporate secretary, to be received no later than June 11, 2024. The written revocation should be addressed to Intellia Therapeutics, Inc., 40 Erie Street, Suite 130, Cambridge, Massachusetts 02139, Attention: Investor Relations / Corporate Secretary.

If your shares are held in “street name,” you must contact the bank, broker or other nominee holding your shares and follow their instructions for revoking or changing your vote.

Your attendance at the Annual Meeting online will not automatically revoke your proxy.

Costs of Proxy Solicitation

We will bear the costs of soliciting proxies. In addition to solicitations by mail, our directors, officers, employees and agents, without additional remuneration, may solicit proxies by telephone, facsimile, email, personal interviews and other means. We have hired

Broadridge Financial Solutions, Inc. to assist us in the distribution of Proxy Materials. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies.

Voting Results

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

PROPOSAL NO. 1 – ELECTION OF TWO CLASS iI DIRECTORS

Our board of directors currently consists of seven members. In accordance with the terms of our Certificate of Incorporation and By-Laws, our board of directors is divided into three classes, class I, class II and class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

•
the class I directors are Muna Bhanji, R.Ph. and Jesse Goodman, M.D., M.P.H. and their term will expire at the annual meeting of stockholders to be held in 2026;
•
the class II directors are Fred Cohen, M.D., D.Phil. and Frank Verwiel, M.D., and their term will expire at the Annual Meeting; and
•
the class III directors are William Chase, Georgia Keresty, Ph.D., M.P.H., and John M. Leonard, M.D., and their term will expire at the annual meeting of stockholders to be held in 2025.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be nominated by our board of directors and elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our Certificate of Incorporation and By-Laws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our Certificate of Incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least 75% of the outstanding shares then entitled to vote in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Our board of directors has nominated Fred Cohen, M.D., D.Phil. and Frank Verwiel, M.D. for election as the class II directors at the Annual Meeting. The nominees are presently directors and have indicated a willingness to continue to serve as directors, if elected. If a nominee becomes unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our board of directors.

The board of directors seeks candidates that have broad experience and skills in areas important to the operation of our Company. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, diversity, knowledge and abilities that will allow our board of directors to promote our strategic objectives and fulfill its responsibilities to our stockholders. In this context, we also consider a variety of attributes in selecting nominees to our board of directors, such as:

•
an understanding of, and experience in, the biotechnology and pharmaceutical industries, research and academic organizations and governmental regulatory agencies, and the scientific and legal landscapes in which such entities operate;
•
an understanding of, and experience in, accounting oversight and governance, finance, and complex business transactions;
•
leadership experience and significant accomplishments at public companies, government, non-profit entities, academic institutions or other comparable organizations;
•
demonstrated business acumen, experience, and ability to exercise sound judgment in matters that relate to the current and long-term objectives of the Company and willingness and ability to contribute positively to the decision-making process of the Company;
•
long-term reputation for the highest personal and professional integrity, honesty and adherence to high ethical standards;
•
demonstrated contribution as a member of other boards of directors, and sufficient time and availability to devote to the Company’s affairs; and
•
the diverse composition of our board of directors, with diversity reflecting gender, age, race, ethnicity, background, professional experience and perspectives.

These factors and others are considered useful by our board of directors and are reviewed in the context of an assessment of the perceived needs of our board of directors at a particular point in time.

Nominees for Election as Class II Directors

Biographical information, including principal occupation and business experience during at least the last five years, for our nominees for election as the class II directors at our Annual Meeting is set forth below as of April 15, 2024.

Age	Director Since

Fred Cohen, M.D., D.Phil. has served as a member of our board of directors since January 2019. Dr. Cohen founded Monograph Capital Partners, a life sciences venture capital fund, in 2021, and serves as its chairman and chief investment officer. Dr. Cohen also co-founded Vida Ventures, a biotechnology venture capital fund, in 2017 and has served as one of its senior managing directors since then. From 2001 to 2016, he was a partner of TPG, a private equity company, and served as the co‑head of its biotechnology group, TPG Biotech, a venture capital fund that he founded in 2001. Dr. Cohen currently serves as a senior advisor to TPG. From 1988 through December 2014, Dr. Cohen was a professor of cellular and molecular pharmacology at the University of California, San Francisco (“UCSF”), where he also held various clinical responsibilities, including as a research scientist, an internist for hospitalized patients, a consulting endocrinologist, and chief of the division of endocrinology and metabolism. He is a member of the board of trustees of the UCSF Foundation. Dr. Cohen currently serves on the boards of directors of Progyny, Inc., CareDx, Inc., and UroGen Pharma Ltd. Within the last five years, Dr. Cohen has also served on the boards of directors of the following public biotechnology and pharmaceutical companies: Genomics Health, Inc. (until November 2019), Tandem Diabetes Care, Inc. (until June 2019) and Veracyte, Inc. (until June 2021). Dr. Cohen was a co-founder and executive chairperson of privately held Cell Design Labs, which was acquired by Gilead Sciences, Inc. in December 2017. He holds a B.S. in molecular biophysics and biochemistry from Yale University, a D.Phil. in molecular biophysics from Oxford University, and an M.D. from Stanford University. Dr. Cohen completed his postdoctoral training and postgraduate medical training in internal medicine and endocrinology at UCSF. He is a fellow of the American College of Physicians and the American College of Medical Informatics, and a member of the American Society for Clinical Investigation and Association of American Physicians. Dr. Cohen was elected to the National Academy of Medicine in 2004 and the American Academy of Arts and Sciences in 2008. Dr. Cohen currently serves on the board of directors of various private biotechnology and healthcare companies. We believe that Dr. Cohen’s vast experience in the biotechnology industry, including providing strategic advice and oversight to preclinical, clinical and commercial biopharmaceutical companies, and in medicine, as a researcher, professor and clinician, provides him with the qualifications and skills to serve as a director of our Company.

67	January 2019
Age	Director Since

Frank Verwiel, M.D. has served as the chairperson of our board of directors since February 2020 after joining as a member in July 2017. From July 2005 to February 2008, Dr. Verwiel served as president, chief executive officer and a member of the board of directors of Axcan Pharma, Inc. (“Axcan”), a public specialty pharmaceutical company. Dr. Verwiel continued with these responsibilities after taking Axcan private in February 2008 and through February 2014 when the company, which had changed its name to Aptalis Pharma, Inc. (“Aptalis”), was acquired by Forest Laboratories, Inc. Prior to joining Aptalis, Dr. Verwiel held international senior management positions with Merck & Co., Inc. (“Merck”), including as vice president, hypertension, worldwide human health marketing from June 2001 to May 2005. He concurrently served as a leader of Merck’s worldwide hypertension business strategy team. Dr. Verwiel was also managing director of Merck’s Dutch subsidiary from June 1996 to May 2001. Prior to his tenure at Merck, he had international leadership positions at Servier Laboratories, a pharmaceutical company, from 1988 until 1995. Dr. Verwiel currently serves on the boards of directors of Bavarian Nordic A/S, a biopharmaceutical vaccine company, which he joined in April 2016, and Capsida Biotherapeutics Inc., a privately held biopharmaceutical company, since August 2019. He has also served as chairman of the board of Avidicure, a privately held biopharmaceutical company, since July 2022. Within the last five years, Dr. Verwiel has also served on the boards of directors of the following public biotechnology and pharmaceutical companies: ObsEva SA, a biopharmaceutical company, until May 2022 and Achillion Pharmaceuticals, Inc. (until January 2020, when it was acquired by Alexion Inc.). Dr. Verwiel was also a member of the board of directors of the Biotechnology Innovation Organization from February 2013 to April 2014. Dr. Verwiel holds an M.D. from Erasmus University, Rotterdam in the Netherlands and an M.B.A. from INSEAD, Fontainebleau in France. We believe that Dr. Verwiel’s experience as an executive

61	July 2017

leader and board member in the biopharmaceutical industry, from preclinical companies to large multinational entities, as well as his business, scientific and medical knowledge, provide him with the qualifications and skills to serve as a director of our Company.

The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if a nominee is unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.

The board of directors recommends voting “FOR” the election of Fred Cohen, M.D., D.Phil. and Frank Verwiel, M.D. as the class II directors, to serve for a three-year term ending at the annual meeting of stockholders to be held in 2027.

Directors Continuing in Office

Biographical information, including principal occupation and business experience during at least the last five years, for our directors continuing in office is set forth below.

Class I Directors (Term Expires at 2026 Annual Meeting)

Age	Director Since

Muna Bhanji, R.Ph. has served as a member of our board of directors since April 2022. Ms. Bhanji is the founder and principal of TIBA Global Access, LLC, a commercialization and market access strategy consultancy serving the biopharmaceutical industry since January 2021. Ms. Bhanji previously served in roles of increasing responsibility at Merck, including a number of senior strategic leadership and operating roles within the U.S. and global commercial organizations driving growth across a broad portfolio of medicines and vaccines of over $40+ billion annually. Most recently, Ms. Bhanji served as the senior vice president, global market access & policy with responsibility for enabling payer reimbursement and access for patients, for Merck’s products around the world from 2010 through December 2020 and as senior vice president, hospital & specialty franchises from 2014 until 2017. In addition, Ms. Bhanji served as senior vice president for global oncology and global hospital and specialty commercial franchises for Merck. She currently serves on the board of directors of Cytokinetics, Inc., Veracyte, Inc. and Ardelyx, Inc. She also serves on the board of Corus International, an ensemble of faith-based organizations working at the intersection of poverty alleviation and healthcare, in the most underserved parts of the world. Ms. Bhanji earned her B.Sc. in Pharmacy from Rutgers School of Pharmacy and an M.B.A. from St. Joseph’s University. We believe that Ms. Bhanji is qualified to serve on our board of directors due to her extensive U.S. and global commercial and operational experience within the pharmaceutical industry.

61	April 2022
Age	Director Since

Jesse Goodman, M.D., M.P.H. has served as a member of our board of directors since October 2018. Since March 2014, Dr. Goodman has been the director of the Center on Medical Product Access, Safety and Stewardship, and professor of medicine and attending physician in infectious diseases at Georgetown University. Dr. Goodman also is an infectious disease physician at the Washington DC Veterans Affairs and Walter Reed Medical Centers. Dr. Goodman serves on the board of directors of GlaxoSmithKline plc, a multinational pharmaceutical company, which he joined in 2016, and chaired that board’s science committee until early 2023, and he serves on the board of directors of BiomX, Inc., following its acquisition of Adaptive Phage Therapeutics, Inc., where he was a director. Dr. Goodman also has served as a president (2015 to 2020) and member (2015 to present) of the board of trustees of the United States Pharmacopeia. He is also a member of the board of scientific counselors for infectious diseases of the Centers for Disease Control and Prevention (“CDC”). From 2009 until February 2014, Dr. Goodman served as the chief scientist of the U.S. Food and Drug Administration (“FDA”). Dr. Goodman also served as deputy commissioner for science and public health at the FDA from 2009 through 2012. Prior to that, Dr. Goodman was the director of the FDA’s Center for Biologics Evaluation and Research from 2003 to 2009 and a senior advisor to the FDA commissioner from 1998 through 2000. Prior to his government service, Dr. Goodman was professor of medicine and chief of infectious diseases at the University of Minnesota. Dr. Goodman has served on numerous advisory boards and committees for national and international health care organizations, including the CDC, the National Institute of Health, the World Health Organization and the Coalition on Epidemic Preparedness Innovations. Dr. Goodman received a B.S. in biology from Harvard College, a master’s in public health from the University of Minnesota and an M.D. from the Albert Einstein College of Medicine, and did his residency and fellowship training in medicine, infectious diseases and oncology at the Hospital of the University of Pennsylvania and at the

72	October 2018

University of California in Los Angeles, where he was also chief medical resident. He has been elected to the Institute of Medicine of the National Academy of Sciences. We believe that Dr. Goodman’s expertise in medicine, biopharmaceutical regulatory requirements and public health, including as a professor, practicing clinician and senior government leader, provides him with the qualifications and skills to serve as a director of our Company.

Class III Directors (Term Expires at 2025 Annual Meeting)

Age	Director Since

William Chase has served as a member of our board of directors since April 2023. Mr. Chase served as Executive Vice President, Finance and Administration, for AbbVie Inc. (“AbbVie”) from October 2018 to July 2019 and prior to that served as Executive Vice President and Chief Financial Officer from 2012 to 2018. In these roles he oversaw all financial, investor, and informational technology activities and played a critical strategic role in AbbVie’s licensing and acquisition activities. Prior to his tenure at AbbVie, he served in a number of financial and strategic positions at Abbott Laboratories (“Abbott”), including Corporate Vice President, Licensing & Acquisitions, Corporate Vice President, Treasurer, and Divisional Vice President and Controller, Abbott International. He currently serves on the board of Parexel International Corporation. Mr. Chase holds a bachelor’s degree in finance from the University of Illinois and an M.B.A. from the University of Chicago. We believe Mr. Chase’s executive leadership experience as well as his operational, financial and accounting expertise and knowledge of the pharmaceutical industry, provide him with the qualifications and skills to serve as a director of our Company.

56	April 2023
Age	Director Since

Georgia Keresty, Ph.D., M.P.H. has served as a member of our board of directors since April 2021. Since February 2023, she has been the chief operating officer at a biotech startup that will operate as a CMC translational engine to deliver next-generation cell and gene therapy products. Dr. Keresty served as the chief operating officer for Takeda Research and Development (“Takeda R&D”), a division of Takeda Pharmaceuticals USA, Inc. (“Takeda”) from December 2017 to December 2020. During Dr. Keresty’s time at Takeda, she also served as Takeda R&D’s global head of medical sciences and development operations. Prior to her time at Takeda, Dr. Keresty worked at Johnson & Johnson from July 2003 to September 2017, serving in multiple roles including as vice president and global head, pharmaceutical development and manufacturing science. Dr. Keresty has also worked at Bristol-Myers Squibb Company and Novartis Pharmaceuticals Corporation. Dr. Keresty earned a B.S. in chemical engineering from Clarkson University and a B.S. in computer science from Ramapo College of New Jersey. Dr. Keresty also earned an M.S. in information systems from Pace University, an M.B.A. and Ph.D. in operations management from Rutgers Business School and an M.P.H. in Global Health Leadership from the University of Southern California. Dr. Keresty achieved her NACD Directorship Certification in September 2020, and serves on the board of directors of Solid Biosciences, Inc. She previously served on the board of directors of Aspen Technology, Inc., Commissioning Agents, Inc., and Janssen Alzheimer Immunotherapy as well as the boards of trustees for Clarkson University and the NJ Advocates for Aging Well. We believe that Dr. Keresty’s leadership experience and vast experience with manufacturing and research and development in the pharmaceutical industry provide her with the qualifications and skills to serve as a director of our Company.

62	April 2021
Age	Director Since

John M. Leonard, M.D. has served as our president and chief executive officer (“CEO”) since January 2018, and as a member of our board of directors since July 2014. Dr. Leonard has over 30 years of combined experience in medicine and pharmaceutical research and development. He previously served as our executive vice president, research and development from January 2017 to January 2018, and prior to that served as our chief medical officer from July 2014 to January 2017. Prior to joining Intellia, Dr. Leonard was chief scientific officer and senior vice president of research & development at AbbVie, a global biopharmaceutical company, from its spin-out from Abbott in January 2013 until retiring at the end of 2013. Prior to the formation of AbbVie, from 2008 to 2012, he was global head of pharmaceutical research & development at Abbott, a multinational pharmaceutical and health care products company, and before that served in various research and development roles at Abbott beginning in 1992. Since October 2016, Dr. Leonard has served on the board of directors of IQVIA Holdings Inc., a multinational health information technology and clinical research company. Between February 2015 and October 2016, he served on the board of directors of Quintiles, an international contract research organization and pharmaceutical service consulting company, which merged with IMS to form IQVIA. Dr. Leonard also

66	July 2014

currently serves on the board of directors of a privately held biopharmaceutical company. He received a B.A. in biochemistry from the University of Wisconsin at Madison and an M.D. from Johns Hopkins University. Dr. Leonard completed his residency in internal medicine at Stanford University School of Medicine, and then completed a postdoctoral fellowship in molecular virology at the National Institute of Allergy and Infectious Diseases at the National Institutes of Health. We believe that Dr. Leonard’s extensive experience as an executive leader in drug development and the biopharmaceutical industry provides him with the qualifications and skills to serve as a director of our Company.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was performed, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of the Company. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors is a party adverse to the Company or its subsidiary or in which any such person has a material interest adverse to the Company or its subsidiary.

Summary of Board Qualifications and Experience

	Muna Bhanji	William Chase	Fred Cohen	Jesse Goodman	Georgia Keresty	John Leonard	Frank Verwiel
Experience
Biopharma Industry Experience
Executive Leadership
Financial Expert
Strategy/Corporate Development
Product Development and Commercialization
Drug Discovery Research
Public Company Governance							C
Intellia Tenure
Intellia Tenure in Years	2	1	5	6	3	10	7
denotes experience
			C	denotes chairperson experience

We are a leading clinical-stage gene editing company focused on developing potentially curative therapeutics using CRISPR/Cas9-based technologies. CRISPR/Cas9, an acronym for Clustered, Regularly Interspaced Short Palindromic Repeats (“CRISPR”)/CRISPR associated 9 (“Cas9”), is a technology for genome editing, the process of altering selected sequences of genomic deoxyribonucleic acid (“DNA”). To fully realize the transformative potential of CRISPR/Cas9-based technologies, we are leveraging our modular platform to advance in vivo and ex vivo therapies for diseases with high unmet need. We believe that our current directors, individually and as a group, have the necessary experience, knowledge and abilities to set our strategic objectives and oversee the Company as we implement our strategy. Almost all of our directors are experienced directors of other publicly held companies with commercial products, and each has served on key board committees, including audit, compensation and nominating and corporate governance committees. They each use this experience to ensure appropriate oversight and strategic direction of Intellia’s matters. Some of our directors, such as Drs. Cohen and Verwiel, have been directors or executive leaders of start-up and mid-sized biopharmaceutical companies that developed therapeutic candidates using novel technologies and transitioned from preclinical to clinical and commercial stages, and use this experience to inform the Company’s strategy. Others, such as Ms. Bhanji, Mr. Chase, and Drs. Keresty and Leonard, held executive leadership positions in established pharmaceutical companies with significant commercial therapeutic products, which helps ensure that our long-term strategy includes consideration of these factors. Dr. Goodman’s experience as a regulator, Dr. Keresty’s experience leading pharmaceutical operations and manufacturing functions, and Dr. Leonard’s experience as head of pharmaceutical research and development allow each to provide critical input and oversight for the clinical development and manufacturing of our product candidates, both currently and in the future. Mr. Chase is a financial expert who led key financial functions at public companies in both pharmaceutical and non-pharmaceutical industries, and Drs. Cohen and Verwiel are experienced private and public market investors with a deep and broad understanding of the financial markets and technological landscape, including competitive and complementary technologies. Their investing and financial experience helps the Company to make optimal decisions regarding its investment and use of proceeds, and strategic decisions regarding material agreements and collaborations. Ms. Bhanji’s experience as a leader of commercialization and market access, including reimbursement, at an established pharmaceutical company will enable her to provide critical input and oversight for our commercialization strategies. Finally, the vast majority of our board members are scientifically trained, holding advanced medical and scientific doctorates, which allows them to expertly evaluate the Company’s research and development programs within the relevant technological landscape. For these reasons, and those set forth in their biographies above, we believe that the members of our board of directors are the appropriate stewards of the Company as we expand our pipeline and continue to move towards approval and commercialization of our product candidates.

Executive Officers Who Are Not Directors

Biographical information for our executive officers who are not directors is listed below.

Age	Officer Since

James Basta, J.D. has served as our executive vice president, general counsel and corporate secretary since June 2021. Prior to joining Intellia, Mr. Basta served as chief legal officer and secretary at Kura Oncology, Inc. (“Kura”) from November 2019 to June 2021. Prior to Kura, he spent 13 years at Biogen Inc. (“Biogen”), from 2006 through 2019, where he most recently served as senior vice president and chief corporation counsel, managing the legal representation for Biogen’s securities filings, board of directors, business development, finance and tax, corporate affairs, employment and information technology. Prior to joining Biogen, he was a partner in the Corporate and Securities Practice Group at Baker & McKenzie. Mr. Basta serves on the executive advisory board of the Chemistry Life Processes Institute at Northwestern University. He earned his J.D. from Northwestern University Pritzker School of Law and his B.A. in economics from Northwestern University.

58	June 2021
Age	Officer Since

Eliana Clark, Ph.D. has served as our executive vice president, chief technology officer since February 2022. Prior to her current role, Dr. Clark served as our senior vice president of technical operations since January 2020. Prior to Intellia, she spent seven years in leadership roles at Biogen, including vice president of international manufacturing operations from December 2016 through June 2019 and vice president of product development and portfolio management, where she led the team responsible for CMC product strategy, supply and lifecycle management for their entire product portfolio, from July 2019 through December 2019. Before Biogen, Dr. Clark spent many years at Sanofi/Genzyme, where she held leadership roles in formulation development, technical services and CMC regulatory. Prior to working in industry, she was a professor at Tufts University in the Chemical and Biological Engineering Department for nearly 15 years. Dr. Clark holds a B.E. and Ph.D. in chemical engineering from the Universidad Nacional de Litoral in Santa Fe, Argentina, and graduated from the Greater Boston Executive Program at MIT Sloan School of Management.

67	February 2022
Age	Officer Since

Glenn G. Goddard has served as our executive vice president, chief financial officer and treasurer since October 2018. From May 2017 to October 2018, Mr. Goddard served as the chief financial officer at Generation Bio Company. Mr. Goddard served as the senior vice president of finance and principal financial officer at Agios Pharmaceuticals, Inc. from September 2013 through November 2016, and as vice president, finance from July 2010 through September 2013. Mr. Goddard brings over 20 years of experience in emerging private and public platform-based biopharmaceutical companies. From January 2004 to June 2010, Mr. Goddard worked at Archemix Corporation, a privately held oligonucleotide platform-based biopharmaceutical company, where he most recently served as the vice president of finance. From January 2001 through December 2003, Mr. Goddard was the corporate controller of ImmunoGen, Inc., a publicly-traded oncology-focused biopharmaceutical company. Earlier in his career, Mr. Goddard was an audit supervisor within the Technology, Communication and Entertainment group of Ernst & Young LLP and an audit manager at Feeley & Driscoll, P.C. Mr. Goddard is a member of the board of directors of AvenCell Therapeutics, Inc. Mr. Goddard is a graduate of Bentley College, where he earned a B.S. in accountancy, and is a certified public accountant in the Commonwealth of Massachusetts.

53	October 2018

Age	Officer Since

Derek Hicks has served as our executive vice president, chief business officer since December 2021. Prior to joining Intellia, Mr. Hicks served as head of business development at Spark Therapeutics (“Spark”) from September 2020 to December 2021. While at Spark, he was responsible for business development strategy, search and evaluation, licensing and key partnership activities. Prior to Spark, he spent 18 years at Pfizer Inc. in a variety of business and corporate development roles, culminating with his position as vice president, corporate development from November 2019 through October 2020. Prior to that role, he was the senior director, world-wide business development at Pfizer from January 2014 through November 2019. Mr. Hicks holds a B.S. and M.S. in mechanical engineering from the University of Connecticut and an M.B.A. from Indiana University, Kelley School of Business, where he currently serves on the Kelley School of Business Dean’s Council.

51	December 2021
Age	Officer Since

David Lebwohl, M.D. has served as our executive vice president, chief medical officer since April 2020. Prior to joining Intellia, Dr. Lebwohl was chief medical officer at Semma Therapeutics, Inc. (“Semma”) starting in November 2018, which was acquired by Vertex Pharmaceuticals Incorporated (“Vertex”). Prior to his role at Semma, Dr. Lebwohl held numerous senior-level positions leading drug development at the global healthcare company Novartis Pharmaceuticals Inc. (“Novartis”) from 2003 to 2018, including as senior vice president and franchise global program head, CAR-T, Promacta and SEG101 Global Program Teams and head of its Cell and Gene Therapies Unit. Prior to Novartis, Dr. Lebwohl led oncology development teams at Bristol Myers Squibb Inc. Dr. Lebwohl received an undergraduate degree in biochemical sciences from Harvard College and an M.D. from the Yale University School of Medicine. He completed his fellowship training at Memorial Sloan Kettering Cancer Center and his residency in Internal Medicine at Brigham and Women’s Hospital in Boston. Dr. Lebwohl has authored more than 50 peer-reviewed publications.

69	April 2020
Age	Officer Since

Laura Sepp-Lorenzino, Ph.D. has served as our executive vice president, chief scientific officer since May 2019. Prior to joining Intellia, Dr. Sepp-Lorenzino was vice president, head of nucleic acid therapies, research, and a member of the research leadership and external innovation team at Vertex from September 2017 to May 2019. From April 2014 to September 2017, Dr. Sepp-Lorenzino was vice president, entrepreneur-in-residence and head of the hepatic infectious disease strategic therapeutic area at Alnylam Pharmaceuticals, Inc. She is a member of the board of directors of Taysha Gene Therapies Inc., the Alliance for Regenerative Medicine and the Oligonucleotide Therapeutics Society and sits on the scientific advisory boards of Thermo Fisher Scientific Inc., the U.K. Nucleic Acid Therapy Accelerator and Arsenal Capital Partners. She is also a member of the Editorial Board of Nucleic Acid Therapeutics. Dr. Sepp-Lorenzino earned a professional degree in biochemistry from the Universidad de Buenos Aires in Argentina and a Ph.D. in biochemistry from New York University.

63	May 2019

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of the Company. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he or she was or is to be selected as an executive officer.

There are no material legal proceedings to which any of our executive officers is a party adverse to the Company or our subsidiary or in which any such person has a material interest adverse to the Company or its subsidiary.

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP
AS INTELLIA’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE
FISCAL YEAR ENDING DECEMBER 31, 2024

Intellia’s stockholders are being asked to ratify the appointment by the audit committee of the board of directors of Deloitte & Touche LLP as Intellia’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Deloitte & Touche LLP has served as Intellia’s independent registered public accounting firm since 2015.

The audit committee is responsible for selecting and appointing Intellia’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Stockholder approval is not required to appoint Deloitte & Touche LLP as Intellia’s independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Deloitte & Touche LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Deloitte & Touche LLP. Even if the selection of Deloitte & Touche LLP is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Intellia and its stockholders.

A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

Intellia incurred the following fees from Deloitte & Touche LLP for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2023 and 2022.

	2023	2022
Audit fees (1)	$1,193,874	$1,047,833
Audit-related fees (2)	1,895	1,895
Total fees	$1,195,769	$1,049,728
(1)
Audit fees consist of fees for the audit of our financial statements included in our 2023 and 2022 annual reports on Form 10-K, the review of our interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with registration statements filed with the SEC.
(2)
Audit-related fees represent payment for access to the Deloitte & Touche LLP online accounting research database.

Audit Committee Pre-approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services, other than non-audit services that are “de minimis” under Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), unless the service or category of service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee, or one or more members of the audit committee delegated by the audit committee, may pre-approve all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board (the “PCAOB”)) to be provided to the Company by the independent auditors during the next 12 months, provided that if the audit committee delegates one or more of its members to make such pre-approval decisions then such delegate(s) shall present all pre-approval decisions to the full audit committee at its first meeting following such decision. Any such pre-approval details the particular service or category of service to be provided and is also generally subject to a maximum dollar amount. The audit committee also regularly receives updates from management about the services actually performed and the associated fees and expenses actually incurred. Management must obtain the specific prior approval of the audit committee for each engagement of the independent registered public accounting firm to perform other audit-related or other non-audit services, except that the audit committee may delegate one or more members of the audit committee to pre-approve engagements for non-audit services and any such approved non-audit services must then be presented to the audit committee at its next meeting. The audit committee does not delegate its responsibility to approve services performed by the independent registered public accounting firm to any member of management.

During our 2023 and 2022 fiscal years, all of the services provided to us by Deloitte & Touche LLP were in accordance with the pre-approval policies and procedures described above.

The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of Deloitte & Touche LLP as Intellia’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

PROPOSAL NO. 3 – ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

Intellia’s stockholders are being asked to vote, on a non-binding advisory basis, on the compensation of our named executive officers as explained herein. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our stockholders to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. In the “Compensation Discussion and Analysis” section below, we describe our executive compensation programs and the decisions that our board of directors and its compensation committee made regarding the 2023 compensation of our named executive officers. We have implemented a pay-for-performance focused compensation program that is designed to motivate employees, including our named executive officers, to achieve short- and long-term results that drive the Company’s success and are in the best interests of our stockholders. We believe our compensation policy strikes an appropriate balance between the implementation of responsible, measured compensation practices and the effective provision of incentives for our named executive officers to exert their best efforts for scientific and business success.

Our stockholders voted on May 21, 2019 to have advisory votes every year to approve the compensation paid to our named executive officers, and we have adopted that approach and will continue that approach until the next required stockholder vote on the frequency of future non-binding advisory votes to approve the compensation of our named executive officers, which will occur at the annual meeting of stockholders to be held in 2025. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this proxy statement.

As this vote is advisory, it will not be binding upon our board of directors or compensation committee, and neither our board of directors nor our compensation committee will be required to take any action as a result of the outcome of this vote. However, our board of directors and compensation committee value the views of our stockholders and will carefully consider the outcome of this vote when considering future executive compensation policies and decisions.

For approval, this proposal must receive the affirmative vote of the majority of shares properly cast on the proposal. Abstentions and broker non-votes will have no effect on Proposal No. 3.

Accordingly, our board of directors is asking our stockholders to vote FOR the following non-binding advisory resolution on the approval of the compensation of the Company’s named executive officers as disclosed in this proxy statement:

“BE IT RESOLVED THAT the Company’s stockholders hereby approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the 2024 Annual Meeting of Stockholders pursuant to Section 14A of the Exchange Act, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the narrative disclosures that accompany the compensation tables.”

PROPOSAL NO. 4 – approval of a second amendment to our second amended and restated certificate of incorporation, as amended, to limit the liability of certain officers of the Company as permitted by recent amendments to the Delaware General CORPORATION Law

Background

In August 2022, the State of Delaware, which is Intellia’s state of incorporation, enacted legislation that enables Delaware companies to limit the liability of certain officers in limited circumstances under Section 102(b)(7) of the Delaware General Corporation Law (“DGCL”). Amended DGCL Section 102(b)(7) only permits exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but does not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Furthermore, the limitation on liability does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit.

The board of directors believes it is important to provide protection from certain liabilities and expenses that may discourage prospective or current officers from serving corporations. In the absence of such protection, qualified officers might be deterred from serving as officers due to exposure to personal liability and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit. In particular, the board of directors took into account the narrow class and type of claims that such officers would be exculpated from liability pursuant to amended DGCL Section 102(b)(7), the limited number of our officers that would be impacted, and the benefits the board of directors believes would accrue to the Company by providing exculpation in accordance with DGCL Section 102(b)(7), including, without limitation, the ability to attract and retain key officers and the potential to reduce litigation costs associated with frivolous lawsuits.

The board of directors balanced these considerations with our corporate governance guidelines and practices and determined that it is advisable and in the best interests of the Company and our stockholders to adopt a second amendment to add Article XI to our Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), in order to permit limitation of liability of certain officers of the Company as and to the extent provided by DGCL Section 102(b)(7). We refer to this proposed amendment to our Certificate of Incorporation as the “Charter Amendment” in this proxy statement.

Text of Proposed Charter Amendment

Our Certificate of Incorporation currently provides for the exculpation of directors, but does not include a provision that allows for the exculpation of officers. To ensure we are able to attract and retain key officers and in an effort to reduce litigation costs associated with frivolous lawsuits, we propose to adopt Article XI so that it would state in its entirety as follows:

“	ARTICLE XI

OFFICER LIMITATION OF LIABILITY

An Officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as an officer of the Corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the Officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purposes of this Article XI, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b).

Any amendment, repeal or modification of this Article XI by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as an Officer at the time of such amendment, repeal or modification.”

The proposed Charter Amendment is attached as Appendix A to this proxy statement.

Reasons for the Proposed Charter Amendment

The board of directors believes it is appropriate for public companies in states that allow exculpation of officers to have exculpation clauses in their certificates of incorporation. Adopting an officer exculpation provision that aligns with the protections afforded under the DGCL could prevent protracted or otherwise meritless litigation that distracts from our primary objective of creating stockholder value over the long term. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests. We expect our peers to adopt exculpation clauses that limit the personal liability of officers in their certificates of incorporation, and failing to adopt the proposed Charter Amendment could impact our recruitment and retention of exceptional officer candidates that conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of Intellia.

For the reasons stated above, on April 10, 2024, the board of directors determined that the proposed Charter Amendment is advisable and in the best interest of Intellia and our stockholders and authorized and approved the proposed Charter Amendment and directed that it be considered at the Annual Meeting. The board of directors believes the proposed Charter Amendment would better position Intellia to attract top officer candidates and retain our current officers and enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability.

The proposed Charter Amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any officer.

Timing and Effect of the Charter Amendment

If the proposed Charter Amendment is approved by our stockholders, it will become effective immediately upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, which we expect to file promptly after the Annual Meeting. Other than the addition of Article XI, the remainder of our Certificate of Incorporation will remain unchanged after effectiveness of the Charter Amendment. If the proposed Charter Amendment is not approved by our stockholders, our Certificate of Incorporation will remain unchanged. In accordance with the DGCL, the board of directors may elect to abandon the proposed Charter Amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the proposed Charter Amendment.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the shares of our common stock outstanding and entitled to vote on the record date for the Annual Meeting. Abstentions and broker non-votes will have the same effect as an “against” vote on this proposal. Proposal 4 is a non-routine matter. Abstentions will be counted as votes AGAINST Proposal 4. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee cannot vote your shares on Proposal 4. Broker non-votes will be counted as votes AGAINST Proposal 4.

Accordingly, our board of directors recommends voting “FOR” the approval of a second amendment to our Second Amended and Restated Certificate of Incorporation, as amended, to limit the liability of certain officers of the Company as permitted by recent amendments to the Delaware General Corporation Law.

TRANSACTION OF OTHER BUSINESS

Our board of directors does not know of any other matters to be raised at the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the appropriate executive officers and directors named in this proxy statement intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to current directors and potential candidates, and interviews of selected candidates by management, recruiters and members of the committee and our board. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:

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Nominees should have experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing;
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Nominees should be highly accomplished in their respective fields, with superior credentials and recognition;
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Nominees should have demonstrated business acumen, experience and ability to exercise sound judgment in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company;
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Nominees should bring diverse representation to help achieve the board’s diversity goals;
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Nominees should be well regarded in the community and shall have a long-term reputation for the highest personal and professional integrity, honesty and adherence to high ethical standards;
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Nominees should have sufficient time and availability to devote to the affairs of the Company, particularly in light of the number of boards of directors on which such candidate may serve;
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Nominees should have a demonstrated history of actively contributing at board of directors meetings, to the extent the nominee serves or has previously served on other boards of directors;
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Nominees should be most effective, in conjunction with the other candidates to the board of directors, in collectively serving the long-term interests of the stockholders; and
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Nominees should come from a pool of candidates that include representatives of diverse attributes, inclusive of gender, race, ethnicity, age and sexual orientation.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices no later than the close of business on the 120th day prior to the first anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Intellia Therapeutics, Inc., 40 Erie Street, Suite 130, Cambridge, Massachusetts 02139, Attention: Investor Relations / Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our second amended and restated by-laws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate and recommend the election of a stockholder-recommended nominee, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Board Diversity

We believe that diversity among directors, inclusive of race, ethnicity, sexual orientation and gender, as well as experience, is an important attribute of a well-functioning board of directors and a measure of sound corporate governance. Our Third Amended and Restated Corporate Governance Guidelines provide that the value of diversity must be considered in determining director candidates as well as other factors such as a candidate’s character, judgment, skills, education, expertise and absence of conflicts of interest. We have imbedded in our governance documents a commitment to seek a balance of diverse representation on our board of directors, inclusive of gender, race, ethnicity and sexual orientation, and to include candidates with such diverse attributes in each candidate pool for any open position on the board of directors. Below, we have provided an assessment of the gender and racial and ethnic background of our current board of directors. The composition of our board of directors currently includes three individuals who are diverse under the Nasdaq Stock Market LLC (“Nasdaq”) rule regarding board diversity, as presented in the below Board Diversity Matrix. Under the Nasdaq rule, directors who self-identify as (i) female, (ii) an underrepresented minority, or (iii) LGBTQ+ are defined as being diverse.

Our board racial/ethnic diversity is currently 14%. In an effort to further support our goal of increased board diversity, we will continue to recruit for open seats on the board of directors and have engaged a third-party search firm to help us identify and recruit qualified candidates with diverse characteristics ranging from age, disability, gender identity or expression, ethnicity, military veteran status, national origin, race, religion, sexual orientation, and other backgrounds and experiences.

Board Diversity Matrix (As of April 15, 2024)
Total Number of Directors	7
Gender
Female	2
Male	5
Non-Binary
Racial/Ethnic Background
African American or Black
Alaskan Native or Native American
Asian	1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	6
Two or More Races or Ethnicities

Director Independence

Applicable Nasdaq rules require a majority of a listed company’s board of directors to be comprised of independent directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent; that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the board of directors, the audit committee, or any other committee of the board of directors, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors consider all factors specifically relevant to determining whether a director has a relationship to such company that is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including: the source of compensation to the director, including any consulting, advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our board of directors has determined that each of the directors who served during the fiscal year ended December 31, 2023, with the exception of Dr. Leonard, and each of the nominees for director at the Annual Meeting, is an independent director, including for purposes of Nasdaq and SEC rules. In making such independence determination, our board of directors considered the relationships that each non-employee director has with the Company and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers. Dr. Leonard is not an independent director under these rules because he is an executive officer of the Company.

Board Committees

Our board of directors has established an audit committee, a compensation committee, a nominating and corporate governance committee and, beginning in 2024, a science and technology committee. Each of the audit committee, compensation committee, nominating and corporate governance committee and science and technology committee operates under a charter, and each such committee reviews its respective charter at least annually. A current copy of the charter for each of the audit committee, compensation committee, nominating and corporate governance committee and science and technology committee is posted on the corporate governance section of our website, http://ir.intelliatx.com/corporate-governance/documents-charters.

Audit Committee

Drs. Keresty and Verwiel served on the audit committee throughout 2023, with Ms. Caroline Dorsa and Dr. Jean-François Formela also serving as members through June 15, 2023, when they each resigned from the board of directors. Mr. Chase joined the committee when he was appointed to the board of directors in April 2023, and Ms. Bhanji joined the committee beginning in June 2023. The committee was chaired by Ms. Dorsa until June 15, 2023, and by Mr. Chase for the remainder of 2023. Our board of directors has determined that each of Ms. Bhanji, Mr. Chase, Dr. Keresty and Dr. Verwiel is “independent” for audit committee purposes as that term is defined in the applicable rules of the SEC and Nasdaq, and has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has determined that Mr. Chase is an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2023, the audit committee met five times. The report of the audit committee is included in this proxy statement under “Report of the Audit Committee.” The audit committee’s responsibilities include:

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appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
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pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
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reviewing and approving the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;
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reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
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coordinating the oversight and reviewing the adequacy of our internal controls over financial reporting;
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establishing policies and procedures for the receipt, retention and treatment of finance-related complaints and concerns;
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recommending, based upon the audit committee’s review and discussions with management and our independent registered public accounting firm, whether our audited financial statements should be included in our annual reports on Form 10-K;
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monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
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preparing the audit committee report required by the Exchange Act to be included in our annual proxy statement;
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reviewing all related party transactions for potential conflict of interest situations and determining whether to approve any such transaction; and
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reviewing and discussing quarterly earnings press releases.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee following the procedures described above in Audit Committee Pre-approval Policy and Procedures under Proposal No. 2.

Compensation and Talent Development Committee

Dr. Cohen served on the compensation committee throughout 2023, with Mr. John Crowley serving as a member and the committee chair through December 5, 2023, when he resigned from the board of directors, and Ms. Dorsa and Dr. Formela serving as members through June 15, 2023, when each of them resigned from the board of directors. Mr. Chase joined the compensation committee in June 2023, and became the committee chair on an interim basis in 2024. The compensation committee currently consists of Mr. Chase, Dr. Cohen and Ms. Bhanji, who joined the compensation committee on February 2, 2024. Our board of directors has determined that each member of the compensation committee is “independent” as defined in the applicable SEC and Nasdaq rules. During the fiscal year ended December 31, 2023, the compensation committee met five times. The compensation committee’s responsibilities include, but are not limited to:

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annually reviewing and recommending to the board of directors the corporate goals and objectives relevant to the compensation of our chief executive officer;
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evaluating the performance of our chief executive officer in light of such corporate goals and objectives and, based on such evaluation, recommending to the board of directors the cash and equity compensation of our chief executive officer;

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annually establishing goals and objectives, evaluating their performance against such goals and objectives, and determining the cash and equity compensation of all employees holding the level of senior vice president and above, other than our chief executive officer;
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providing oversight of management’s decisions regarding the compensation of all other members of senior management beyond the chief executive officer, executive officers and senior vice presidents;
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reviewing, establishing and implementing our overall management compensation strategies, policies and plans;
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reviewing and overseeing our employee compensation and employee benefit programs;
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reviewing and approving our policies and procedures for the grant of equity-based awards under our approved equity plans;
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reviewing and recommending to the board of directors the compensation of our non-employee directors;
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preparing the compensation committee report, as required by SEC rules, to be included in our annual proxy statement;
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evaluating and assessing potential and current compensation advisors to the committee in accordance with the independence standards identified in the applicable Nasdaq rules;
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retaining and approving the compensation of any compensation advisors;
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reviewing and approving the retention or termination of, and obtaining the advice of, any consulting firm or outside advisor engaged to assist the committee in the evaluation of compensation matters;
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periodically reviewing and revising a peer group of companies against which to assess the Company’s executive and non-employee director compensation programs and practices; and
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reviewing the results of any stockholder proposals or votes related to executive compensation.

Compensation Committee Interlocks and Insider Participation

During 2023, the members of our compensation committee included Mr. Chase, Dr. Cohen, Mr. Crowley, Ms. Dorsa and Dr. Formela. None of the members of our compensation committee was an employee or executive officer of Intellia during 2023, a former executive officer of Intellia, or had any other relationships with us requiring disclosure herein. None of our executive officers currently serves or has served as a director or a member of the compensation committee (or other committee serving an equivalent function) of any other entity whose executive officers served as one of our directors or a member of the compensation committee.

Nominating and Corporate Governance Committee

Drs. Verwiel and Goodman and Ms. Bhanji served on the nominating and corporate governance committee throughout 2023, with Dr. Verwiel serving as committee chair, Mr. Crowley serving as a member through December 5, 2023, when he resigned from the board of directors, and Ms. Bhanji serving as a member through February 2, 2024. Dr. Keresty joined the nominating and corporate governance committee on February 2, 2024. The nominating and corporate governance committee currently consists of Drs. Verwiel, Keresty and Goodman. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2023, the nominating and corporate governance committee met three times. The nominating and corporate governance committee’s responsibilities include:

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developing and recommending to the board of directors, on an annual basis, the requisite skills and criteria for board and committee membership, as well as the composition of the board as a whole;
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reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;
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establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
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identifying individuals qualified to become members of the board of directors;
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recommending to the board of directors the persons to be nominated for election as directors at each annual meeting of stockholders and, in the case of board vacancies, recommending director nominees to the board to fill any such vacancies;
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recommending to the board of directors the directors to serve on each of the board’s committees;
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developing and recommending to the board of directors a set of corporate governance guidelines, and periodically reviewing and making recommendations to the board of directors regarding such corporate governance guidelines;

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overseeing the assessment of the effectiveness of our board of directors and its committees;
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in regard to the consideration of any director candidates recommended by stockholders, providing a description of the material elements of a policy for considering any such director candidates, which shall include, but need not be limited to, a statement as to whether the committee will consider director candidates recommended by stockholders, and describing the procedures to be followed by stockholders in submitting such recommendations;
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reviewing all stockholder proposals submitted to the Company and their compliance with existing corporate requirements;
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assisting in the development of and recommending to the board of directors policies and programs with respect to environmental, health, safety, social responsibility and governance matters and monitoring the Company’s performance in implementing such policies and programs;
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evaluating the directors and executive officers’ external commitments as they relate to independence-related requirements;
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overseeing the board’s succession planning; and
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overseeing the onboarding process and continuing education of the board members.

Science and Technology Committee

The board of directors established the science and technology committee in April 2024. Ms. Bhanji and Drs. Cohen, Goodman and Keresty have been appointed as the initial members of the science and technology committee. The science and technology committee’s responsibilities may include:

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reviewing, evaluating, and advising the board of directors regarding the long-term and strategic goals, and the quality and direction, of the Company’s science and technology programs and investments, including current and potential internal and external programs and investments;
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assessing the progress of scientific program implementation and execution, including pipeline progress;
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assessing the infrastructure and talent of the research and development organizations of the Company;
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considering significant emerging science and technology issues and trends that may impact, or present an opportunity for, the Company; and
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evaluating and advising the board of directors regarding the soundness, opportunities and risks associated with the products, programs and technologies in which the Company is, or is considering, investing its technology and research and development efforts, including risks and opportunities related to the Company’s manufacturing and regulatory strategies.

Board and Committee Meetings Attendance

The full board of directors met five times during 2023. During 2023, each member of the board of directors attended virtually or in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

Directors are responsible for attending the annual meeting of stockholders. All members of the board of directors then in office attended the annual meeting of stockholders on June 14, 2023.

Stock Ownership Guidelines

The compensation committee has implemented stock ownership and retention guidelines (the “Guidelines”) for our directors and executive officers (“Covered Individuals”) to ensure they have a long-term equity stake in Intellia, to closely align the interests of both the directors and executive officers to those of our stockholders and to further our commitment to corporate governance.

Under the Guidelines, Covered Individuals must maintain stock ownership at a level of at least three times their annual retainer (excluding any committee retainers) or base salary, as applicable. For purposes of the Guidelines, stock ownership includes the value of common stock (including shares owned upon the vesting of restricted stock units) and 65% of the value of unvested restricted stock units subject to time-based vesting. No stock options or unvested restricted stock units that are subject to performance-based vesting are counted toward stock ownership for purposes of the Guidelines.

Covered Individuals are expected to make a good faith effort to reach the level of ownership specified in the Guidelines by the later of the last day of (1) the 2027 fiscal year or (2) the year containing the fifth anniversary of the individual becoming a Covered Individual. Until the Covered Individual meets the required equity ownership under the Guidelines, he or she is required to retain (i) 50% of all Company shares acquired during the phase-in period (net of shares withheld to cover the exercise price or tax withholding obligations); or (ii) 100% of all shares he or she acquires after the phase-in period (net of shares withheld to cover the exercise price or tax withholding obligations). All Covered Individuals have either reached compliance or are within their phase-in period.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when a director or executive officer is aware of material, non-public information or otherwise is not permitted to trade in company securities. Our insider trading policy expressly prohibits our directors, executive officers, and all employees and their respective affiliates from engaging in short sales, which are the sale of securities of the Company that are not owned by such individual or entity at the time of the sale. Further, our directors, executive officers, and all other employees and their respective affiliates may not engage in any purchase or sale of puts, calls or other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of our securities or an opportunity, direct or indirect, to profit from any change in the value of our securities, or other hedging transactions. In addition, our insider trading policy expressly prohibits our directors, executive officers, and all other employees and their respective affiliates from borrowing against Company securities held in a margin account or, without prior approval from the audit committee (which will only be granted if the director, executive officer or employee can demonstrate the financial capacity to repay the loan without depending on the pledged securities), pledging our securities as collateral for a loan.

Compensation Recovery Policy

On September 13, 2023, we adopted an amended and restated policy for recoupment of incentive compensation (the “Clawback Policy”) in compliance with the requirements of the Dodd-Frank Act, final SEC rules and applicable Nasdaq listing standards (the “final clawback rules”), which covers our current and former executive officers, including all of our named executive officers. Under the Clawback Policy, in the event that we are required to prepare a restatement of our previously issued financial statements due to our material noncompliance with any financial reporting requirement under securities laws, we are required to recover (subject to certain limited exceptions described in the Clawback Policy and permitted under the final clawback rules) any cash or equity incentive-based compensation received by any current or former executive officer after the effective date of the Clawback Policy and in the three years prior to the date we are required to restate our financial statements that is in excess of the amount that would have been received based on the restated financial statements.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to all members of our board of directors, and to all our officers and employees, including our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. A current copy of the code is posted on the corporate governance section of our website, which is located at http://ir.intelliatx.com/corporate-governance/documents-charters. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Board Leadership Structure and Board’s Role in Risk Oversight

Currently, the role of chairperson of the board of directors is separated from the role of chief executive officer. We believe that separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing our chairperson of the board of directors to lead the board of directors in its fundamental role of providing strategic advice to, and independent oversight of, management. Our board of directors recognizes the time, effort and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairperson, particularly as the board of directors’ oversight responsibilities continue to evolve and expand. While our second amended and restated by-laws and amended and restated corporate governance guidelines do not require that our chairperson and chief executive officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, research, development and clinical activities, operations, manufacturing, talent, strategic direction, cybersecurity, legal compliance and intellectual property (“IP”). Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairperson of the relevant committee is responsible for reporting on the discussion to the full board of directors during the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Environmental, Social and Governance (“ESG”) Responsibilities

We are a leading clinical-stage gene editing company, focused on developing potentially curative therapies using CRISPR/Cas9-based technologies. Our objective is to build a sustainable company delivering on our commitment to the patients we serve, our employees, our community, our environment, and our stockholders. We believe that we have a corporate responsibility to foster a diverse and collaborative environment and to have a positive impact on our employee community and the communities in which we work and live. We believe the success of our mission largely depends on our ability to attract and retain highly skilled employees. We support programs and initiatives that foster employee engagement, diversity, equity and inclusion, career development, and environmental and social responsibility, while providing competitive compensation and benefits. We believe that focusing on those programs will attract a diverse population of employees who will bring innovative ideas and creative solutions that will enable the achievement of our goals.

Our nominating and corporate governance committee is responsible for overseeing the Company’s assessment, strategy and management of ESG responsibilities. In recognition of the importance of ESG, the board of directors regularly receives updates on the Company’s progress on ESG-related initiatives, such as human capital management, diversity, equity and inclusion initiatives and cybersecurity. The nominating and corporate governance committee also has an annual ESG status update from management that includes progress being made on the Company’s ESG reporting to increase transparency. The Company will be releasing its 2024 Corporate Responsibility Report on April 29, 2024, which will be available on the Company’s website in the “Investors & Media” section at www.intelliatx.com.

Our Culture and Values

Our culture is rooted in four core values, with the overarching theme of the commitment we have made to our community and each other to act as one team to explore new ways of treating disease, disrupt the status quo, and deliver life-changing therapies:

One: • Respect for individuals and our unique qualities, strengths, and experiences • Our single-minded determination to excel and succeed together • Trust and rely on every one of us to triumph	Explore: • Seek new ways to tackle disease • Open our minds to be free from assumptions and be open to new ideas • Stay curious and push boundaries • Think of new ways to overcome obstacles
Disrupt: • Think courageously to create a better future • Defy conformity and interrogate the status quo • Challenge thoughts and use skepticism and imagination to develop innovative solutions	Deliver: • Focus on the objective and your determination to complete the task • Advance relentlessly and maintain high standards • Stay accountable and pull your weight

We believe these values help us build an organization where talented people from all backgrounds can make meaningful contributions to our commitment to patients and also grow their careers. Our core values guide how we work together and deliver on our mission.

We bring our values to life with programs and policies that foster and enhance our culture. Examples include:

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Employees actively participate in events planned by our Cultural Ambassador program, fostering a grassroots approach to engagement, with support and guidance from our leadership team. Our Cultural Ambassador programs aim to align our workforce around our core values, and consist of the following themes: diversity, equity and inclusion; continuous learning; wellness and sustainability; social events; and community outreach.
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Recognition programs, such as annual values awards, which recognize employees who embody our core values and make strong contributions to our culture.
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Talent management and development strategies that focus on regular coaching and feedback, collaboration and inclusivity to foster strong partnerships.
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Regular all-Company meetings (known as Town Halls) to discuss key Company updates, achievements, research and development progress and answer questions or concerns from our employees.

Our Employees

Diversity and Inclusion:

As we continue to grow as an organization, we remain dedicated to championing a culture that celebrates diversity and fosters collaboration inside the organization. We are committed to increasing representation of underrepresented minority groups at Intellia, particularly in leadership roles. As of March 31, 2024, our leadership group, consisting of the Company’s senior vice presidents and executive vice presidents, is diverse in both gender and ethnicity, as 53% of that group is female and 30% of that same leadership group is ethnically diverse. Across our workforce, our employee population is 54% female and 46% male and comes from more than 25 countries of origin. We continue to celebrate and educate about the importance of diversity in our workforce through virtual and in-person employee events, awareness campaigns, employee resource groups, charitable campaigns, and other programs. Our recruiting team underwent bias awareness, diversity recruiting, and veteran-specific recruiting trainings, and we have sponsored career fairs and conferences at organizations focused on underrepresented minority groups to ensure that we continue to attract the best talent and increase representation.

Growth and Development:

Investing in our employees’ professional career growth and personal wellbeing is an important priority at Intellia. We provide a wide range of learning opportunities that help our employees gain on-the-job experiences, learn through and with each other, and upskill through in-person, virtual and formal training programs. We believe employees at all levels are leaders at Intellia. Leadership Competencies and Career Ladders are clearly defined to help our employees understand their individual career journey. We offer a variety of training programs that support our employees at every level. This starts with our New Employee Orientation Program, which provides new hires with the information they need to integrate and be successful. We offer Development Days and mentorship opportunities focused on education, learning new skills and showcasing different career paths. As part of these initiatives, programming is tailored to the topics of interest identified by employees. Internal job opportunities are highlighted to promote job mobility. Annually, our employees work with their managers to set professional development goals and an action plan. Our goal is to ensure employees have the necessary skills to meet their current responsibilities optimally, as well as develop new abilities for the future. We invest in developing the next wave of people managers at the Company. Our New Manager Orientation and Manager Effectiveness Programming, as well as both Leadership and VP forums, aim to refine managerial skills in the areas of coaching for performance, development planning and leadership.

Compensation, Benefits, Health and Wellness:

We offer a comprehensive compensation package, which includes a competitive salary, health, dental, vision and disability insurance, and a 401(k) match. In addition, employees generally receive Company equity upon the start of their employment with the Company and on an annual basis, and can also participate in our employee stock purchase program. We also have a tuition reimbursement program and sponsor immigration applications as appropriate. To ensure engagement and well-being, our employees have access to various 100%-paid leave of absence programs, including medical, family, and bonding leaves. Additional programs our employees have access to include our employee assistance program, a free onsite gym, and Company-sponsored employee-led clubs and teams. We are committed to equitable pay, and we do not discriminate in recruitment, hiring, training, promotion or any other employment practices for reasons of race, color, religion, gender, gender expression, national origin, age, sexual orientation, marital or veteran status, disability, or any other legally protected status. We conduct comprehensive pay equity analyses on a routine basis. We have taken a flexible approach to supporting our employees in managing their work and personal responsibilities, with a focus on employee wellbeing.

Our Community

We take our responsibility as a member of our local community seriously. Through our Cultural Ambassadors program and other initiatives, our employees volunteer to serve and fundraise for homeless shelters, community beautification projects, and educational initiatives, particularly STEM mentoring initiatives, in underserved communities. In addition, we have partnered with the United

Negro College Fund and established an Intellia scholarship for college students from underrepresented groups pursuing life science majors.

Our Environment

Although we currently have a small ecological footprint, we believe we can make a difference in protecting our environment. To reduce pollution and avoid traffic congestion, we provide transportation benefits to our employees to encourage the use of non-automobile-based transportation, such as public transportation, cycling, and walking. In addition, we have on-site recycling and composting programs in all our locations. As part of our environmental and sustainability efforts, we have replaced plastic utensils and single-use drinkware with reusable and washable cutlery and glassware.

For more information about our ESG initiatives, please refer to our 2024 Corporate Responsibility Report, which will be available on April 29, 2024 in the “Investors & Media” section of our website at www.intelliatx.com.

Communication with the Directors of Intellia

Any interested party with concerns about our Company may report such concerns to the board of directors, or the chairperson of our board of directors and nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

c/o Intellia Therapeutics, Inc.
40 Erie Street, Suite 130
Cambridge, Massachusetts 02139
United States

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier or other interested party.

A copy of any such written communication may also be forwarded to Intellia’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The recipient director may discuss the matter with Intellia’s legal counsel, with independent advisors, with non-management directors, or with Intellia’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying their own discretion.

Communications may be forwarded to other directors if, for example, they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we may receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by Intellia regarding accounting, internal accounting controls or audit matters, and the confidential, anonymous submission by employees or other persons of concerns regarding questionable accounting, internal accounting controls or auditing matters. Intellia has established a toll-free telephone number and email for reporting concerns regarding these and other compliance matters. Reports can be made anonymously and will be forwarded to the chairperson of the audit committee of the board of directors and Intellia’s chief compliance officer.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

This Compensation Discussion and Analysis describes the Company’s executive compensation program as it relates to the following “named executive officers.”

•
John M. Leonard, M.D., our president and chief executive officer
•
Glenn G. Goddard, our executive vice president, chief financial officer and treasurer
•
James Basta, J.D., our executive vice president, general counsel and corporate secretary
•
David Lebwohl, M.D., our executive vice president, chief medical officer
•
Laura Sepp-Lorenzino, Ph.D., our executive vice president, chief scientific officer

The following discussion should be read together with the compensation tables and related disclosures set forth below.

Executive Summary and Company Background

We are a leading clinical-stage gene editing company, focused on developing potentially curative therapeutics using CRISPR/Cas9-based technologies. To fully realize the transformative potential of CRISPR/Cas9-based technologies, we are building a full-spectrum gene editing company, by leveraging our modular platform, to advance in vivo and ex vivo therapies for diseases with high unmet need by pursuing two primary approaches. Our in vivo programs use CRISPR/Cas9 to enable precise editing of disease-causing genes directly inside the human body. In addition, we are advancing ex vivo applications to address immuno-oncology and autoimmune diseases, where we use CRISPR/Cas9 as the tool to create the engineered cell therapy. For our ex vivo programs, CRISPR/Cas9 is used to engineer human cells outside the body. Our deep scientific, technical and clinical development experience, along with our robust IP portfolio, have enabled us to unlock broad therapeutic applications of CRISPR/Cas9 and related technologies to create new classes of genetic medicine.

Treating—and potentially curing—a broad range of severe diseases will require multiple gene editing approaches. With proprietary CRISPR/Cas9-based technology at the core of our platform, we continue to add new capabilities to expand our current solutions for addressing a multitude of life-threatening diseases. These additions include our proprietary base editor and DNA writing technology, as well as novel CRISPR enzymes, which provide us with the capabilities to achieve multiple editing strategies.

We continue to advance our platform’s modular solutions and research efforts on genome editing technologies as well as delivery and cell engineering capabilities to generate additional development candidates.

Our mission is to transform the lives of people with severe diseases by developing curative genome editing treatments. We believe we can deliver on our mission and provide long-term benefits for all of our stakeholders by focusing on four key elements:

•
Develop curative CRISPR/Cas9-based medicines;
•
Advance our science;
•
Be the best place to make therapies; and
•
Focus on long-term sustainability.

Our lead in vivo candidates, NTLA-2001 for the treatment of transthyretin (“ATTR”) amyloidosis and NTLA-2002 for the treatment of hereditary angioedema (“HAE”), are the first CRISPR/Cas9-based therapy candidates to be administered systemically, via intravenous infusion, for precision editing of a gene in a target tissue in humans. In addition, we are advancing multiple ex vivo programs, wholly owned and in collaboration with partners, for the treatment of immuno-oncology and autoimmune diseases.

We are cognizant that, to be successful, we need to recruit and retain executives that have excellent scientific, business and functional expertise, broad experience in the biopharmaceutical industry, and the capability to produce desired strategic and operational results. Accordingly, our executive officers’ compensation accounts for each individual’s expertise and experience, as well as such individual’s contribution to our Company’s objectives for the year based on our operational and individual performance metrics, and the need to incent long-term execution. This approach to executive compensation is aligned with the interests of our stockholders because it ensures that we can attract and retain key leaders while ensuring that each is incentivized to deliver optimal results for the Company. We believe in paying for performance, and the Company achieved its goals for 2023, translating into a 100% corporate bonus multiplier.

Objectives of the Compensation Programs

The goals of our compensation programs are to ensure that the interests of our employees, including our named executive officers, are aligned with the interests of our stockholders and our business goals, and that the total compensation paid to each of our named executive officers is fair, reasonable and competitive.

We believe a significant portion of compensation should align directly with stockholder interests (i.e., “Pay For Performance”). To achieve that, we provide our executive officers with a significant portion of their compensation through equity awards, to promote the maximization of stockholder value by aligning the interests of our executive officers and stockholders, as well as cash incentive compensation that is earned based upon the achievement of significant corporate objectives for the year, including our operational and individual performance metrics. Our programs were specifically designed to align named executive officer and stockholder interests as the amount of compensation a named executive officer receives will vary based on our corporate performance against objective corporate goals. In addition, our named executive officers derive value from equity compensation from the appreciation in the price of shares of our common stock, which in the future is likely to fluctuate based on our corporate performance in relation to corporate goals.

The Company, including its board of directors and its compensation committee, considers a myriad of factors in making compensation decisions. Among these factors are the current and expected local, national and international market conditions; compensation practices of peer biopharmaceutical companies; the Company’s market value and financial position; and the talent market, including the availability of, and demand for, particular skills and expertise. We expect that we will continue to take these factors into account as we make compensation decisions in 2024 and beyond.

Components and Objectives of the Compensation Program

The compensation programs for our executive officers are designed to provide the following:

Compensation Element	Objective	Features
Base salary	To attract and retain highly skilled executives.	Fixed component of pay to provide financial stability, based on responsibilities, experience and individual contributions.
Annual cash incentive program	To promote and reward the achievement of key short-term strategic and business goals of the Company as well as individual performance; and motivate and attract executives.	Variable component of pay based on annual corporate and individual quantitative and qualitative goals.
Equity incentive compensation	To encourage executives and other employees to focus on long-term Company performance; promote long-term retention; and reward outstanding Company and individual performance.

Typically, subject to multi-year vesting based on continued service and Company performance in the case of our performance-based awards.

Any intrinsic value derived from awards in the form of stock options and time-based restricted stock units directly depends on the performance of our common stock price, in order to align employee interests with those of our stockholders over the longer-term.

All performance-based restricted stock units have vesting criteria linked directly to the Company’s total stockholder return (“TSR”) over a three-year period compared to the companies comprising the Nasdaq Biotechnology Index as of the grant date.

The breakdown of the above compensation elements for our CEO and, on average, for our other NEOs, on a percentage basis of total target compensation, is as follows:

2023 Say-on-Pay Vote and Engagement with Intellia Stockholders

At our 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”), our say-on-pay proposal (the “2023 Say-on-Pay Proposal”) was approved, on a non-binding advisory basis, with approximately 98.2% support.

We view the strong support expressed in the 2023 Say-on-Pay Proposal as a general endorsement of our compensation program. As part of our commitment to stockholder engagement and responsiveness, we engaged in governance and ESG-focused outreach activities and discussions after the 2023 Annual Meeting. Similar to prior years, we reached out to select top stockholders to request feedback on these matters, including our executive compensation program and annual corporate responsibility report. We met via teleconference with all stockholders who expressed interest and availability to provide feedback. Intellia was represented by certain executive officers, along with other senior managers and employees in our investor relations function. This stockholder outreach supplements our year-round outreach and engagement with stockholders as part of our investor relations program, during which we are open to discuss any topic or issue raised by our stockholders, including, but not limited to, our business strategy, status of research and development programs and general corporate ESG matters. We shared the feedback received with our board of directors and its committees throughout the year. We value feedback from our stockholders and continue to evaluate feedback received to determine what actions are appropriate and in the best interest of our stockholders and the Company, including the timing and scope of any potential actions.

Compensation Program Governance

In addition to our direct compensation elements, the following features of our compensation program are designed to align our executive team with stockholder interests and with market best practices:

What We Do	What We Don’t Do

✓  Maintain a Compensation Committee consisting entirely of independent board members

✓ Maintain an industry-specific size appropriate peer group for benchmarking compensation

✓  Target compensation based on market norms

✓  Deliver executive compensation primarily through variable, at-risk and performance-based pay

✓  Award performance-based equity that directly aligns stock price performance and pay

✓  Offer market-competitive benefits to executives that are consistent with the rest of our employees

✓  Consult with an independent compensation consultant on current compensation data, levels and practices for our industry, location and corporate characteristics

✓  Maintain stock ownership guidelines in order to align executive officer interests with those of stockholders

✓  Perform stockholder outreach with thoughtful consideration of feedback received

✓  Implement caps on payments under our annual cash incentive plan and performance-based long-term incentive plan

✓  Mandatory clawback of excess compensation in the event of a restatement, plus broad discretion to clawback compensation in the event of a material breach of the Company’s Code of Conduct

× Allow short sales or margin calls of equity or non-approved hedging or pledging

× Allow for re-pricing of stock options without stockholder approval

× Grant stock options with an exercise price that is less than the fair market value of our common stock on the date of grant (i.e., no discounted stock options)

× Count unexercised options or unearned performance shares toward the achievement of ownership guidelines

× Provide excessive perquisites

× Provide supplemental executive retirement plans

× Provide tax gross-up payments for any change in control payments

× Provide cash or equity severance compensation upon a change in control unless employment is terminated (i.e., requires a “double trigger”)

Role of the Compensation and Talent Development Committee in Setting Executive Compensation

Our board of directors and its compensation committee annually review the compensation for each of our executive officers in relation to our peers (see “Defining and Comparing Compensation to Market Benchmarks” section below). In setting executive cash compensation (base salaries and incentive cash bonuses) and granting equity incentive awards, the compensation committee and the board of directors consider compensation for comparable positions in the market; the qualifications, experience and historical compensation levels of our executives; each officer’s individual performance as compared to our expectations and objectives; our desire to motivate the executive to achieve short- and long-term results that are in the best interests of our stockholders; and the desire and need to ensure the executive’s long-term commitment to our Company. The compensation committee and the board of directors generally target compensation for each executive officer to be competitive with the compensation provided by our peers for the same or a similar position. They use independent third party benchmark analytics as a reference point to inform compensation decisions for each executive, including the mix of base salary, bonus and long-term incentives.

Our board of directors or our compensation committee has historically determined the compensation of each of our executive officers. Our compensation committee typically reviews and discusses management’s proposed compensation with the chief executive officer for all executive officers other than the chief executive officer. Based on those discussions and its discretion, taking into account the factors noted above as well as considerations specific to each executive officer (including, but not limited to, each executive officer’s experience, education, and responsibilities), the compensation committee then approves, or recommends to the board of directors for approval, the compensation for each executive officer. Compensation determinations for our executive officers are made without members of management present.

The compensation committee retained the services of Pay Governance, LLC (“Pay Governance”), as its external compensation consultant in 2023. The board of directors and the compensation committee considered Pay Governance’s data, analysis and recommendations on certain compensation matters as they deemed appropriate before ultimately setting compensation for the Company’s executive officers.

Role of the Compensation Consultant

The role of the compensation consultant was to advise on executive compensation matters including: overall compensation program design (including our performance-based equity award program), peer group development and updates, and director and executive compensation benchmarking. We developed our compensation programs after reviewing publicly available compensation data and subscription survey data for our peer group provided by Pay Governance. Pay Governance reported directly to our compensation committee. Our compensation committee assessed the independence of Pay Governance consistent with Nasdaq listing standards and has concluded that the engagement of Pay Governance did not raise any conflicts of interest.

Defining and Comparing Compensation to Market Benchmarks

In evaluating the total compensation of our named executive officers for 2023, our compensation committee, using information provided by Pay Governance, established a peer group of publicly traded companies in the biopharmaceutical and biotechnology industries that is selected based on a balance of the following criteria:

•
companies whose location, strategic focus, number of employees, development stage and market capitalization are similar, though not necessarily identical, to ours;
•
companies with similar executive positions to ours;
•
companies against which we believe we compete for executive and employee talent; and
•
public companies generally based in the U.S., whose compensation and financial data are available in proxy statements or through widely available compensation surveys.

Based on these criteria, upon review of the analysis prepared by Pay Governance, our peer group for 2023, as approved by our compensation committee, was comprised of the following 19 companies:

Allogene Therapeutics, Inc.	Denali Therapeutics Inc.	Sana Biotechnology, Inc.
Alnylam Pharmaceuticals, Inc.	Editas Medicine, Inc.	Sangamo Therapeutics, Inc.
Arrowhead Pharmaceuticals, Inc.	Fate Therapeutics, Inc.	Verve Therapeutics, Inc.
Beam Therapeutics Inc.	Ionis Pharmaceuticals, Inc.	Vir Biotechnology, Inc.
BridgeBio Pharma, Inc.	Legend Biotech Corporation	Xencor, Inc.
Cerevel Therapeutics Holdings, Inc.	Lyell Immunopharma, Inc.
CRISPR Therapeutics AG	Mirati Therapeutics, Inc.

We believe that the compensation practices of our 2023 peer group provided us with appropriate compensation data for evaluating the competitiveness of the compensation of our named executive officers during 2023.

Notwithstanding any potential similarities with the 2023 peer group, due to the nature of our business, we compete for executive talent with many public companies that are larger and more established than we are or that possess greater resources than we do, and with smaller private companies that may be able to offer greater equity compensation potential. Our compensation committee and board of directors generally target guidelines for cash compensation for our executive officers at approximately the midpoint of our peer group and long-term incentive compensation at approximately the 65th percentile of our peer group given the very competitive gene editing segment where we compete for talent. Although the compensation committee and the board of directors target compensation per the above, they also consider other criteria, including market factors, the experience level of the executive and the executive’s performance against established Company goals, in determining variations to this general target range.

Other Key Performance Factors in Determining Executive Compensation

As the biopharmaceutical industry is characterized by a very long product development cycle, including a lengthy research and development period and a rigorous approval phase involving clinical studies and governmental regulatory and marketing approval, many of the traditional benchmarking metrics, such as product sales, revenues and profits are inappropriate for a clinical stage biopharmaceutical company such as Intellia. Instead, the specific performance factors our compensation committee considers when determining the compensation of our named executive officers include:

•
initiation and progress of preclinical and clinical studies for our product candidates;
•
key research and development achievements;
•
establishment and maintenance of key strategic relationships and new business initiatives, including financings; and
•
development of organizational capabilities to manage, protect and sustain our operational and strategic execution and growth.

These performance factors are considered by our compensation committee and board of directors in connection with our annual performance reviews described below and are a critical component in the determination of annual cash and equity incentive awards for our executives.

2023 Base Salary

We provide base salaries to our named executive officers to compensate them with a fair and competitive base level of compensation for services rendered during the year. Prior to making its decision, our compensation committee typically reviews and discusses management’s proposed compensation with the chief executive officer for all executives other than the chief executive officer.

Effective January 1, 2023, as part of our annual review, our compensation committee approved merit increases in base salary for our named executive officers based on their overall performance, the growth of our Company and to maintain competitive cash compensation levels compared to our peer group. The table below sets forth the 2023 base salary, 2022 base salary and the adjustments to base salary for each of our named executive officers for 2023:

Name	2022 Base Salary ($)	2023 Base Salary ($)	% Increase over 2022
John M. Leonard, M.D.	630,000	660,000	4.8%
Glenn G. Goddard	450,000	468,000	4.0%
James Basta, J.D.	435,600	460,000	5.6%
David Lebwohl, M.D.	475,300	495,000	4.1%
Laura Sepp-Lorenzino, Ph.D.	470,000	492,000	4.7%

2023 Annual Cash Incentive Program

Our compensation committee aims to determine an appropriate mix of cash payments and equity incentive awards to incentivize each executive to meet short- and long-term goals and objectives. In December 2022, our compensation committee approved specific goals and weightings related to each of the four corporate goal categories described below and, in February 2023, our compensation committee approved the annual performance-based cash incentive program for 2023, including the opportunity for eligible participants to earn incentive awards above established bonus targets based on the Company’s performance against 2023 corporate goals and individual performance towards corporate goals.

The table below shows the target award under the annual performance-based cash incentive program as a percentage of each named executive officer’s annual base salary in 2023, the target cash award opportunity in dollars for 2023 and the actual cash bonus payments to our named executive officers for 2023 performance, which were paid in February 2024, as well as the actual bonus payment as a percentage of the target award opportunity. The details regarding the determination of these cash bonus awards are discussed below.

Name	2023 Target Cash Incentive Award (% of 2023 Base Salary)	2023 Target Cash Incentive Award Opportunity ($)	2023 Actual Cash Incentive Award Payment ($)	2023 Actual Cash Incentive Award Payment (% of 2023 Target Cash Incentive Award Opportunity)
John M. Leonard, M.D.	65%	429,000	429,000	100%
Glenn G. Goddard	40%	187,200	159,120	85%
James Basta, J.D.	40%	184,000	184,000	100%
David Lebwohl, M.D.	40%	198,000	201,960	102%
Laura Sepp-Lorenzino, Ph.D.	40%	196,800	196,800	100%

Under the 2023 annual performance-based cash incentive program, awards were determined by the following formula:

Base Salary	X	Target Bonus Percentage	X	Start Date Proration (if any)	X	Individual Achievement	X	Corporate Achievement	=	Annual Performance-Based Cash Bonus Earned

Dr. Leonard’s 2023 bonus was entirely based on his leadership and execution of the Company with regard to the achievement of its corporate goals for the year. Mr. Goddard, Mr. Basta and Drs. Lebwohl and Sepp-Lorenzino’s individual performance toward corporate goals relevant to their functions in 2023 was considered in determining their overall performance and final award. The compensation committee determines each named executive officer’s individual performance by considering the performance relative to the executive officer’s functional attainments and impact on corporate goals, as well as other factors related to each executive’s conformance with the Company’s core values and policies and the expected competencies and skills for the executive’s job.

In making its determination regarding awards under the 2023 annual performance-based cash incentive program, our compensation committee considered our success against our 2023 corporate goals. The 2023 corporate goals approved by our board of directors and compensation committee and the relative weightings assigned to each goal, as approved by our compensation committee, were as follows:

2023 Corporate Goal Categories	Relative Weighting
Develop Curative CRISPR-Based Medicines	65%
Advance our Science	15%
Build for Long-Term Sustainability	13%
Be the Best Place to Make Therapies	7%

The compensation committee determined that overall, for 2023, the Company achieved 100% of the established corporate goals.

Specific achievements that the compensation committee and the board of directors reviewed to support the actual cash bonus payments set forth above included the following:

Develop Curative CRISPR-Based Medicines:

•
We initiated the pivotal Phase 3 MAGNITUDE trial of NTLA-2001 for the treatment of transthyretin amyloidosis with cardiomyopathy (“ATTR-CM”).
•
We completed enrollment of the NTLA-2002 Phase 2 study in patients with HAE.
•
We achieved FDA clearance of our NTLA-2001 investigational new drug (“IND”) application to initiate the first-ever pivotal Phase 3 trial of an in vivo CRISPR-based therapy.
•
We presented new, positive interim data from the ongoing Phase 1 studies of NTLA-2001 and NTLA-2002.
•
We submitted a clinical trial application to initiate the first-in-human study of NTLA-3001, an in vivo CRISPR-based insertion candidate, for the treatment of alpha-1 antitrypsin deficiency-associated lung disease.

Advance our Science:

•
We progressed novel gene editing and delivery modalities, including the achievement of a key enabling research milestone for our proprietary DNA writing technology, to extend the reach of CRISPR-based technologies.
•
We advanced our proprietary allogeneic platform to support multiple preclinical programs, both wholly owned and in collaboration with partners.

Build for Long-Term Sustainability:

•
We announced an expanded research collaboration with Regeneron Pharmaceuticals, Inc. (“Regeneron”) to develop CRISPR-based therapies for the treatment of neurological and muscular diseases and the extension of our technology collaboration with Regeneron for an additional two years.
•
We ended 2023 in a strong financial position with approximately $1.0 billion in cash, cash equivalents and marketable securities.
•
We continued to secure supply chain and relevant materials and systems to support our current and projected clinical trials for our in vivo and ex vivo therapies.

•
We continue to protect our innovation and nominated product candidates by executing on our IP strategy.

Be the Best Place to Make Therapies:

•
We attracted and retained an engaged and skilled workforce by executing on employee survey action plans and our talent development strategy in accordance with approved timelines.
•
We have sponsored career fairs and conferences at organizations focused on underrepresented minorities to ensure we continue to attract the best talent and increase representation.
•
In 2023, we continued our focus on diversity, equity and inclusion efforts with the continued investment in our Employee Resource Groups (“ERGs”). ERGs are voluntary, employee-led groups focused on fostering a diverse, inclusive workplace aligned with our corporate value of “ONE”, which encourages belonging and teamwork at Intellia. They are led and participated in by employees who share a characteristic, whether it’s gender, ethnicity, religious affiliation, lifestyle or interest. The groups exist to provide support and help for personal or career development and to create a safe space where employees can bring their whole selves to the table. Coworkers are also invited to join the ERGs to support their colleagues.

Based on the considerations described above and individual performance toward corporate goals relevant to their functions, the compensation committee determined actual bonus amounts for the named executive officers, which amounts are set forth in the Bonus column of the Summary Compensation Table below.

Long-Term Incentives

Our long-term incentive program is designed to:

•
reward demonstrated leadership and performance;
•
align our named executive officers’ interests with those of our stockholders;
•
retain our named executive officers;
•
maintain competitive levels of executive compensation; and
•
motivate our named executive officers for outstanding future performance.

The market for qualified and talented executives in the biopharmaceutical and gene-editing industry is highly competitive and we compete for talent with many companies that have greater resources than we do. Accordingly, we believe equity compensation is a crucial component of any competitive executive compensation package we offer.

We typically grant equity to each of our executive officers upon commencement of employment, annually in conjunction with our review of individual and corporate performance, or, at other times throughout the year, in connection with a promotion, significant change of responsibilities or as a special incentive. All equity awards to our executive officers are reviewed and approved by our compensation committee or, in the case of awards to our president and chief executive officer, by the board of directors. Equity awards may vary among our executive officers based on their functional responsibilities and annual performance assessments. In addition, our compensation committee reviews all components of an executive’s compensation to ensure that his or her total compensation is consistent with our overall philosophy and objectives.

In 2023 the compensation committee continued to incorporate awards in the form of stock options, time-based restricted stock units (“RSUs”) and performance-based restricted stock units (“performance-based RSUs”) to our named executive officers and other senior executives of the Company. Equity compensation was delivered to named executive officers in the form of 40% stock options, 40% RSUs and 20% performance-based RSUs. Note that the mix of equity when calculated using the Summary Compensation and Grants of Plan-Based Awards tables differs from the mix described above due to the requirement to calculate the grant date fair value in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC 718”) in those tables. The compensation committee structured the mix of equity vehicles and the relative weight assigned to each type of award to motivate stock price appreciation over the long-term through stock options, which deliver value only if the stock price increases, and to reduce the dilutive effect of equity awards while ensuring some amount of value delivery through RSUs. Additionally, the compensation committee granted performance-based RSUs, which vest only if certain relative TSR metrics are achieved. The compensation committee felt it was appropriate to incorporate performance-based RSUs again in 2023 to further align the interests of our named executive officers with those of our stockholders over the long-term. However, the performance-based RSUs were assigned a lower weight than stock options and RSUs as they are not prevalent in the pre-commercial biotechnology market.

In February 2023, the board of directors or compensation committee approved a grant, effective March 1, 2023, of time-based stock options, time-based RSUs, and performance-based RSUs to each of our named executive officers in recognition of achievements and performance during 2022 and for expected continued contributions. All of the March 1, 2023 awards have a vesting commencement date of January 1, 2023 with the exception of a supplemental grant to Mr. Basta, as described below.

All stock options granted by the Company, including those made to our executives, have exercise prices equal to the fair market value of our common stock on the date of grant, so that the recipient will not recognize any value from his or her stock options unless our share price increases above the exercise price. Accordingly, this portion of our executive officers’ compensation is at risk and is directly aligned with stockholder value creation. Vesting generally ceases upon termination of service to the Company. Generally, the stock options we grant to our employees have a ten-year term and stock option exercise rights typically cease three months following termination of service, except in the case of death or disability, or if otherwise modified pursuant to an agreement approved by the compensation committee or the board of directors as described in the “Benefits and Other Compensation” section below. Annual stock option awards granted to our executive officers in 2023, including our named executive officers, as detailed below, vest over three years, with 33% of the shares vesting on the first anniversary of the vesting commencement date, and then, as to the remainder, monthly thereafter in substantially equal installments until the third anniversary of the vesting commencement date.

All RSUs granted in 2023 to our named executive officers vest over three years in substantially equal annual installments. Vesting generally ceases upon termination of service with the Company.

All performance-based RSUs granted in 2023 to our named executive officers have a performance period of three years and actual vesting will depend on the Company’s TSR compared to the TSRs of the companies that comprise the Nasdaq Biotechnology Index according to a sliding scale below.

Comparison of Company Common Stock against Nasdaq Biotechnology Index	Award Vesting
90th percentile +	200%
75th percentile	150%
50th percentile	100%
30th percentile	50%
< 30th percentile	None

Prior to the exercise of an option or vesting of an RSU or performance-based RSU, the option, RSU or performance-based RSU holder does not have any rights as a stockholder with respect to the shares subject to such option, RSU or performance-based RSU, including voting rights or the right to receive dividends or dividend equivalents.

Annual Awards to Named Executive Officers

The following table sets forth the number of shares and grant date fair value of time-based stock options and time- and performance-based RSUs granted as annual awards to our named executive officers in 2023:

Name	Grant Date	Option Award (# Shares)	Option Award Grant Date Fair Value ($)	Restricted Stock Unit Award (# Shares)	Restricted Stock Unit Grant Date Fair Value ($)	Performance-Based Restricted Stock Unit Award (# Shares)	Performance-Based Restricted Stock Unit Grant Date Fair Value ($)
John M. Leonard, M.D.	3/1/2023	128,631	3,707,043	91,036	3,709,717	45,518	3,120,259
Glenn G. Goddard	3/1/2023	38,834	1,119,165	27,484	1,119,973	13,742	942,014
James Basta, J.D.	3/1/2023	34,674	999,277	24,539	999,964	12,269	841,040
David Lebwohl, M.D.	3/1/2023	43,342	1,249,082	30,674	1,249,966	15,337	1,051,351
Laura Sepp-Lorenzino, Ph.D.	3/1/2023	42,302	1,219,110	29,938	1,219,974	14,969	1,026,125

Supplemental Equity Award to James Basta, Executive Vice President, General Counsel and Corporate Secretary

To recognize Mr. Basta’s substantial contributions to the Company since his appointment as executive vice president, general counsel and corporate secretary, including his joining the Company at a critical time and advancing key initiatives that have enabled the Company to execute its strategy and progress its clinical and preclinical programs, and to appropriately compensate him for such contributions, in February 2023 the compensation committee approved a supplemental grant, effective March 1, 2023, of time-based RSUs to Mr. Basta. This RSU award has a vesting commencement date of March 1, 2023 and vests over three years in substantially equal annual installments.

Name	Grant Date	Restricted Stock Unit Award (# Shares)	Restricted Stock Unit Grant Date Fair Value ($)
James Basta, J.D.	3/1/2023	12,269	499,962

Benefits and Other Compensation

Other compensation to our executives consists primarily of the broad-based benefits we offer to all regular full-time employees, including medical, dental and vision insurance, medical and dependent care flexible spending accounts, group life and disability insurance, an employee stock purchase plan and a 401(k) plan. Named executive officers are eligible to participate in all our employee benefit plans, in each case on the same basis as other employees. Pursuant to our employee stock purchase plan, employees, including our named executive officers, have an opportunity to purchase our common stock at a discount on a tax-qualified basis through payroll deductions.

The employee stock purchase plan is designed to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code (the “Code”). The purpose of the employee stock purchase plan is to encourage our employees, including our named executive officers, to become our stockholders or enhance their ownership and better align their interests with those of our other stockholders.

Our tax-qualified 401(k) plan provides eligible employees with an opportunity to save for retirement on a tax-advantaged deferred basis or as Roth deferrals. All eligible and participating employees receive a 401(k)-match competitive with other companies in our industry. All participants’ interests in their deferred contributions and associated Company match are 100% vested when deposited. All contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to each participant’s directions. The retirement plan is intended to qualify under Section 401(a) of the Code.

Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. We currently, and may in the future, provide perquisites to our named executive officers in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make him or her more efficient and effective, and for recruitment and retention purposes.

In certain circumstances, we may offer sign-on bonuses in order to recruit executive officers.

Our named executive officers are entitled, upon a qualifying termination, to certain severance and/or change in control protections pursuant to their employment agreements. See below for a chart detailing the general terms of these protections.

Executive Benefits and Payment upon Termination	Termination by Company without Cause or Voluntary Resignation for Good Reason Not in Connection with a Change in Control	Termination by Company without Cause or Voluntary Resignation for Good Reason within 24 Months Following a Change in Control
John M. Leonard, M.D.
Cash Severance	12 months of base salary continuation	Lump sum equal to 2x the sum of base salary + target bonus
Acceleration of Equity Awards	Outstanding awards that would have vested in the following 12 months	100% of outstanding awards
Health Care Continuation	12 months continuation	18 months continuation
All other named executive officers
Cash Severance	9 months of base salary continuation	Lump sum equal to 1.5x the sum of base salary + target bonus
Acceleration of Equity Awards	Outstanding awards that would have vested in the following 9 months	100% of outstanding awards (or 50% of outstanding awards if employed for less than 6 months)
Health Care Continuation	9 months continuation	18 months continuation

We do not offer any defined benefit pension plans or nonqualified deferred compensation arrangements for our employees, including our named executive officers.

Compensation Recovery Policy

On September 13, 2023, we adopted the Clawback Policy, which covers our current and former executive officers, including all of our named executive officers. Under the Clawback Policy, in the event that we are required to prepare a restatement of our previously issued financial statements due to our material noncompliance with any financial reporting requirement under securities laws, we are required to recover (subject to certain limited exceptions described in the Clawback Policy and permitted under the final clawback rules) any cash or equity incentive-based compensation received by any current or former executive officer after the effective date of the Clawback Policy and in the three years prior to the date we are required to restate our financial statements that is in excess of the amount that would have been received based on the restated financial statements.

Tax and Accounting Considerations

Deductibility of Executive Compensation

Generally, Section 162(m) of the Code (“Section 162(m)”) disallows a federal income tax deduction for public corporations of remuneration in excess of $1 million paid in any fiscal year to certain specified executive officers.

In designing our executive compensation program and determining the compensation of our executive officers, including our named executive officers, the compensation committee considers a variety of factors, including the potential impact of the Section 162(m) deduction limit. However, the compensation committee will not necessarily limit executive compensation to that which is or may be deductible under Section 162(m). The compensation committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent consistent with its compensation goals. The compensation committee believes that our stockholders’ interests are best served if its discretion and flexibility in awarding compensation is not restricted, even though some compensation may result in non-deductible compensation expense.

Taxation of “Parachute” Payments

Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to significant additional taxes if they receive payments or benefits in connection with a change in control of the Company that exceed certain prescribed limits, and that the Company (or a successor) may forfeit a deduction on the amounts subject to this additional tax. We have not agreed to provide any executive officer, including any named executive officer, with a “gross-up” or other reimbursement payment for any tax liability that the executive officer might owe as a result of the application of Sections 280G or 4999 of the Code.

Section 409A of the Internal Revenue Code

Section 409A of the Code imposes additional significant taxes in the event that an executive officer, director or service provider receives “deferred compensation” that does not satisfy the requirements of Section 409A of the Code. Although we do not maintain a nonqualified deferred compensation plan, Section 409A of the Code may apply to certain severance arrangements, bonus arrangements and equity awards. We aim to structure all of our severance arrangements, bonus arrangements and equity awards in a manner to either avoid the application of Section 409A or, to the extent doing so is not possible, to comply with the applicable requirements of Section 409A of the Code.

Accounting for Stock-Based Compensation

We follow FASB ASC 718 for our stock-based compensation awards. FASB ASC 718 requires us to measure the compensation expense for all share-based payment awards made to our employees and non-employee members of our board of directors, including options to purchase shares of our common stock and other stock awards, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the executive compensation tables required by the federal securities laws, even though the recipient of the awards may never realize any value from their awards.

Compensation Risk Assessment

We believe that our executive compensation program does not encourage excessive or unnecessary risk taking. As described more fully above, we structure our pay to consist of both fixed and variable compensation, particularly in connection with our pay-for-performance compensation philosophy. We believe this structure motivates our executives to produce superior short- and long-term results that are in the best interests of our Company and stockholders in order to attain our ultimate objective of increasing stockholder value, and we have established, and our board of directors and its compensation committee endorse, several controls to address and mitigate compensation-related risk. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Executive Officer Compensation

2023 Summary Compensation Table

The following table sets forth the total compensation awarded to, earned by and paid during the fiscal years ended December 31, 2023, 2022 and 2021 for each of our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	Stock Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
John M. Leonard, M.D.	2023	660,000	429,000	3,707,043	6,829,976	31,243	11,657,262
President, Chief Executive Officer	2022	630,000	401,310	3,170,309	5,865,465	29,506	10,096,590
	2021	600,000	462,000	6,876,888	1,811,748	22,924	9,773,560

Glenn G. Goddard	2023	468,000	159,120	1,119,165	2,061,987	10,548	3,818,820
Executive Vice President, Chief Financial	2022	450,000	171,108	983,763	1,820,168	9,798	3,434,837
Officer and Treasurer	2021	419,200	234,752	2,683,389	706,948	9,060	4,053,349

James Basta, J.D. (5)	2023	460,000	184,000	999,277	2,340,966	10,548	3,994,791
Executive Vice President, General Counsel	2022	435,600	170,756	746,232	2,262,843	9,798	3,625,229
and Corporate Secretary	2021	219,692	235,200	14,612,637	—	5,430	15,072,959

David Lebwohl, M.D.	2023	495,000	201,960	1,249,082	2,301,317	10,603	4,257,962
Executive Vice President,	2022	475,300	186,318	1,068,547	1,977,001	9,798	3,716,964
Chief Medical Officer	2021	458,300	269,480	2,792,916	735,803	9,060	4,265,559

Laura Sepp-Lorenzino, Ph.D.	2023	492,000	196,800	1,219,110	2,246,099	32,096	4,186,105
Executive Vice President,	2022	470,000	189,768	1,068,547	1,977,001	10,812	3,716,128
Chief Scientific Officer	2021	441,000	259,308	3,066,731	807,940	4,770	4,579,749

(1)
The 2023 amounts reflect the annual bonus paid in 2024 for performance in 2023, as discussed under the “Compensation Discussion and Analysis” section’s 2023 Annual Cash Incentive Program.
(2)
The amounts reflect the grant date fair value of time-based stock option awards granted during the applicable year. The grant date fair value was computed in accordance with FASB ASC 718, disregarding the effect of estimated forfeitures related to service-based vesting. See note 13 to the financial statements in our 2023 Annual Report regarding assumptions we made in determining the fair value of option awards.
(3)
The amounts reflect the grant date fair value of time-based and performance-based RSU awards granted during the applicable year. The grant date fair value was computed in accordance with FASB ASC 718, disregarding the effect of estimated forfeitures related to service-based vesting. For the performance-based RSUs, the value reported reflects the value of the award at the grant date using a Monte Carlo simulation model. See note 13 to the financial statements in our 2023 Annual Report regarding assumptions we made in determining the fair value of stock awards.
(4)
The amounts reported for 2023 represent (i) insurance premiums paid on behalf of each of the named executive officers, (ii) 401(k) match, (iii) travel expenses related to travel between Dr. Leonard and Dr. Sepp-Lorenzino’s home offices and our headquarters in Massachusetts and (iv) commuting/remote office expenses paid on behalf of the named executive officers.
(5)
Mr. Basta joined us as executive vice president, general counsel and corporate secretary effective June 23, 2021. His annualized base salary for 2021 was $420,000.

Grants of Plan-Based Awards

The following table shows information regarding grants of plan-based awards during the fiscal year ended December 31, 2023 to the Company’s named executive officers.

Name	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/share)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)
		Threshold (#)	Target (#)	Maximum (#)
John M. Leonard, M.D.	3/1/2023	—	—	—	—	128,631	40.75	3,707,043
	3/1/2023	—	—	—	91,036	—	—	3,709,717
	3/1/2023	22,759	45,518	91,036	—	—	—	3,120,259
Glenn G. Goddard	3/1/2023	—	—	—	—	38,834	40.75	1,119,165
	3/1/2023	—	—	—	27,484	—	—	1,119,973
	3/1/2023	6,871	13,742	27,484	—	—	—	942,014
James Basta, J.D.	3/1/2023	—	—	—	—	34,674	40.75	999,277
	3/1/2023	—	—	—	24,539	—	—	999,964
	3/1/2023	6,135	12,269	24,538	—	—	—	841,040
	3/1/2023	—	—	—	12,269	—	—	499,962
David Lebwohl, M.D.	3/1/2023	—	—	—	—	43,342	40.75	1,249,082
	3/1/2023	—	—	—	30,674	—	—	1,249,966
	3/1/2023	7,669	15,337	30,674	—	—	—	1,051,351
Laura Sepp-Lorenzino, Ph.D.	3/1/2023	—	—	—	—	42,302	40.75	1,219,110
	3/1/2023	—	—	—	29,938	—	—	1,219,974
	3/1/2023	7,485	14,969	29,938	—	—	—	1,026,125
(1)
Represent the threshold, target and maximum number of performance-based RSUs subject to performance-based vesting conditions established by the compensation committee or the board of directors and described in the footnotes to the Outstanding Equity Awards at Fiscal Year-End table below.
(2)
Represent RSUs subject to time-based vesting established by the compensation committee or the board of directors and described in the footnotes to the Outstanding Equity Awards at Fiscal Year-End table below.
(3)
Represent stock options subject to time-based vesting established by the compensation committee or the board of directors and described in the footnotes to the Outstanding Equity Awards at Fiscal Year-End table below.
(4)
The exercise price of these stock options is equal to the closing price of our common stock on the Nasdaq Global Market on the grant date.
(5)
Amounts represent the grant date fair value of the awards, calculated in accordance with FASB ASC 718, disregarding the effect of estimated forfeitures related to service-based vesting. For the performance-based RSUs, the value reported reflects the value of the award at the grant date using a Monte Carlo simulation model.

Outstanding Equity Awards at Fiscal Year-End

The following table presents information regarding all outstanding equity awards held by each of our named executive officers on December 31, 2023. All of the outstanding awards were granted under our Amended and Restated 2015 Stock Option and Incentive Plan (the “2015 Plan”).

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($/share)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
John M. Leonard, M.D.	2/3/2016	58,516	—	6.83	2/2/2026	—	—	—	—
	1/6/2017	2,003	—	13.88	1/5/2027	—	—	—	—
	12/12/2017	11,515	—	18.30	12/11/2027	—	—	—	—
	1/25/2018	110,000	—	22.78	1/24/2028	—	—	—	—
	12/18/2018	90,000	—	14.58	12/17/2028	—	—	—	—
	3/2/2020	205,417	7,084	13.40	3/1/2030	—	—	—	—
	3/3/2021	137,347	51,016	57.71	3/2/2031	—	—	—	—
	3/3/2021	—	—	—	—	15,698	478,632	—	—
	3/1/2022	38,294	21,647	79.85	2/29/2032	—	—	—	—
	3/1/2022	—	—	—	—	27,327	833,200	—	—
	3/1/2022	—	—	—	—	—	—	20,495	624,893
	3/1/2023	—	128,631	40.75	2/28/2033	—	—	—	—
	3/1/2023	—	—	—	—	91,036	2,775,688	—	—
	3/1/2023	—	—	—	—	—	—	91,036	2,775,688
Glenn G. Goddard	11/1/2018	41,817	—	19.27	10/31/2028	—	—	—	—
	12/18/2018	12,451	—	14.58	12/17/2028	—	—	—	—
	3/2/2020	122,395	2,605	13.40	3/1/2030	—	—	—	—
	3/3/2021	53,593	19,907	57.71	3/2/2031	—	—	—	—
	3/3/2021	—	—	—	—	6,126	186,782	—	—
	3/1/2022	11,882	6,718	79.85	2/29/2032	—	—	—	—
	3/1/2022	—	—	—	—	8,480	258,555	—	—
	3/1/2022	—	—	—	—	—	—	6,360	193,916
	3/1/2023	—	38,834	40.75	2/28/2033	—	—	—	—
	3/1/2023	—	—	—	—	27,484	837,987	—	—
	3/1/2023	—	—	—	—	—	—	27,484	837,987
James Basta, J.D.	7/1/2021	81,250	48,750	171.65	6/30/2031	—	—	—	—
	3/1/2022	9,013	5,096	79.85	2/29/2032	—	—	—	—
	3/1/2022	—	—	—	—	13,798	420,701	—	—
	3/1/2022	—	—	—	—	—	—	4,824	147,084
	3/1/2023	—	34,674	40.75	2/28/2033	—	—	—	—
	3/1/2023	—	—	—	—	36,808	1,122,276	—	—
	3/1/2023	—	—	—	—	—	—	24,538	748,164
David Lebwohl, M.D.	5/1/2020	163,410	16,667	12.62	4/30/2030	—	—	—	—
	3/3/2021	55,781	20,719	57.71	3/2/2031	—	—	—	—
	3/3/2021	—	—	—	—	6,376	194,404	—	—
	3/1/2022	12,906	7,297	79.85	2/29/2032	—	—	—	—
	3/1/2022	—	—	—	—	9,211	280,843	—	—
	3/1/2022	—	—	—	—	—	—	6,908	210,625
	3/1/2023	—	43,342	40.75	2/28/2033	—	—	—	—
	3/1/2023	—	—	—	—	30,674	935,250	—	—
	3/1/2023	—	—	—	—	—	—	30,674	935,250
Laura Sepp-Lorenzino, Ph.D.	6/3/2019	80,000	—	14.25	6/2/2029	—	—	—	—
	3/2/2020	79,187	2,813	13.40	3/1/2030	—	—	—	—
	3/3/2021	61,250	22,750	57.71	3/2/2031	—	—	—	—
	3/3/2021	—	—	—	—	7,000	213,430	—	—
	3/1/2022	12,906	7,297	79.85	2/29/2032	—	—	—	—
	3/1/2022	—	—	—	—	9,211	280,843	—	—
	3/1/2022	—	—	—	—	—	—	6,908	210,625
	3/1/2023	—	42,302	40.75	2/28/2033	—	—	—	—
	3/1/2023	—	—	—	—	29,938	912,810	—	—
	3/1/2023	—	—	—	—	—	—	29,938	912,810

(1)
Time-based stock options granted through January 2022 vest over four years, with 25% of the shares generally vesting on the first anniversary of the date of grant or the vesting commencement date, as applicable, and the remainder vesting in 36 substantially equal monthly installments over the following three years. Time-based stock options granted on March 1, 2022 and March 1, 2023 vest over three years, with 33% of the shares generally vesting on the first anniversary of the vesting commencement date, and the remainder vesting in 24 substantially equal monthly installments over the following two years. Options granted on March 2, 2020, March 3, 2021, March 1, 2022 and March 1, 2023 have vesting commencement dates of January 1, 2020, January 1,

2021, January 1, 2022 and January 1, 2023, respectively. Options granted on May 1, 2020 and July 1, 2021 have vesting commencement dates of April 30, 2020 and June 23, 2021, respectively.
(2)
Represents shares underlying time-based RSUs. RSUs granted on March 3, 2021 vested as to 25% of the shares underlying the award on January 1, 2022, with the remainder vesting in three substantially equal annual installments thereafter. Time-based RSUs granted on March 1, 2022 vest in three substantially equal annual installments beginning on January 1, 2023 with the exception of Mr. Basta’s supplemental RSU award, which vests in three substantially equal annual installments beginning on March 1, 2023. Time-based RSUs granted on March 1, 2023 vest in three substantially equal annual installments beginning on January 1, 2024 with the exception of Mr. Basta’s supplemental RSU award, which vests in three substantially equal annual installments beginning on March 1, 2024.
(3)
Based on a price of $30.49, which was the closing price per share of our common stock as reported by the Nasdaq Global Market on December 29, 2023, the last trading day of 2023.
(4)
Represents performance-based RSUs that can be earned based on the Company’s TSR relative to the TSRs of the companies that comprise the Nasdaq Biotechnology Index over a three-year performance period with payouts ranging from 0% to 200% of target. The performance period for the performance-based RSUs granted on March 1, 2022 is January 1, 2022 to December 31, 2024 and the performance period for the performance-based RSUs granted on March 1, 2023 is January 1, 2023 to December 31, 2025. The number of shares included in the table is based upon the target and maximum levels of achievement for the March 1, 2022 and 2023 awards, respectively.

Option Exercises and Stock Vested

The following table sets forth, for each of the named executive officers, information with respect to the vesting of stock awards during the year ended December 31, 2023. No options were exercised by the named executive officers during the year ended December 31, 2023.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
John M. Leonard, M.D.	21,511	750,519
Glenn G. Goddard	7,302	254,767
James Basta, J.D.	6,899	240,706
David Lebwohl, M.D.	7,792	271,863
Laura Sepp-Lorenzino, Ph.D.	8,105	282,783

(1) Calculated by multiplying the number of shares of our common stock acquired upon vesting by the closing market price of our common stock on the vesting date.

Employment, Severance and Change in Control Arrangements

During 2023, we did not amend or restate employment agreements that were in place as of January 1, 2023 with any of our named executive officers. Each of our named executive officers is employed at will. The material terms of the employment agreements with our named executive officers are summarized below, with data reflected as of January 1, 2024.

John M. Leonard, M.D. Dr. Leonard currently receives an annual base salary of $687,000, which is subject to review and adjustment in accordance with Company policy. Dr. Leonard is also eligible for an annual incentive bonus targeted at 65% of his base salary. Dr. Leonard is also eligible to participate in employee benefit plans generally available to all of our employees, subject to the terms of those plans.

Glenn G. Goddard Mr. Goddard currently receives an annual base salary of $487,000, which is subject to review and adjustment in accordance with Company policy. Mr. Goddard is also eligible for an annual incentive bonus targeted at 40% of his base salary. Mr. Goddard is also eligible to participate in employee benefit plans generally available to all of our employees, subject to the terms of those plans.

James Basta, J.D. Mr. Basta currently receives an annual base salary of $479,000, which is subject to review and adjustment in accordance with Company policy. Mr. Basta is also eligible for an annual incentive bonus targeted at 40% of his base salary. Mr. Basta is also eligible to participate in employee benefit plans generally available to all of our employees, subject to the terms of those plans.

David Lebwohl, M.D. Dr. Lebwohl currently receives an annual base salary of $520,000, which is subject to review and adjustment in accordance with Company policy. Dr. Lebwohl is also eligible for an annual incentive bonus targeted at 40% of his base salary. Dr.

Lebwohl is also eligible to participate in employee benefit plans generally available to all of our employees, subject to the terms of those plans.

Laura Sepp-Lorenzino, Ph.D. Dr. Sepp-Lorenzino currently receives an annual base salary of $512,000, which is subject to review and adjustment in accordance with Company policy. Dr. Sepp-Lorenzino is also eligible for an annual incentive bonus targeted at 40% of her base salary. Dr. Sepp-Lorenzino is also eligible to participate in employee benefit plans generally available to all of our employees, subject to the terms of those plans.

Each of our named executive officers has entered into a standard form agreement with respect to proprietary information and assignment of inventions. Among other things, this agreement obligates each named executive officer to refrain from disclosing any of our proprietary information received during the course of employment and to assign to us any inventions conceived or developed during the course of employment. With respect to Dr. Leonard, such agreement also provides that during the period of his employment and for six months thereafter, he will not compete with us and will not solicit our employees, consultants, customers or suppliers. Because of the Massachusetts non-compete law that became effective on, and applied to employees hired after, October 1, 2018, we separated the non-competition provisions from the other provisions in our standard form agreement. Accordingly, upon their respective employment commencement, we entered into the standard form agreement with Messrs. Goddard and Basta and Drs. Lebwohl and Sepp-Lorenzino with regards to proprietary information and assignment of inventions as previously described except that the agreement does not contain non-competition obligations. With regards to non-competition obligations, we entered into separate agreements with Mr. Goddard (on October 29, 2018), Mr. Basta (on June 23, 2021), Dr. Lebwohl (on April 30, 2020) and Dr. Sepp-Lorenzino (on May 28, 2019) under which, as required by state law, we have agreed to pay each of them, respectively, 50% of his or her base salary if we decide to enforce the non-competition obligation following the period of his or her respective employment; provided that any severance payments Messrs. Goddard and Basta or Drs. Lebwohl and Sepp-Lorenzino would be entitled to receive will be reduced by the amount that Messrs. Goddard and Basta or Drs. Lebwohl and Sepp-Lorenzino receives under his or her employment agreement (described below), respectively, if the non-competition agreement is enforced.

Pursuant to separate employment agreements with our named executive officers, if a named executive officer’s employment is terminated by us without cause, as defined in the employment agreements, or by the named executive officer for good reason, as defined in the employment agreements, and subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, the named executive officer will be entitled to receive:

(i)
an amount equal to 12 months of base salary in the case of Dr. Leonard, or nine months of base salary in the case of the other named executive officers, in each case, payable in substantially equal installments over the 12 or nine months following termination, as applicable, and
(ii)
if the named executive officer is participating in our group health plan immediately prior to his or her termination, we will continue to pay our portion of coverage until 12 months following termination in the case of Dr. Leonard, or nine months following termination in the case of the other named executive officers, or, if earlier, the end of the executive officer’s COBRA health continuation period, in an amount equal to the amount that we would have paid to provide health insurance to the executive officer had he or she remained employed with us.

In addition, except as otherwise provided in the applicable award agreement, all equity awards held by the named executive officer or by entities to which the named executive officer has properly transferred such awards that would have vested in the 12-month period following termination in the case of Dr. Leonard or the nine-month period following termination in the case of the other named executive officers had the named executive officer remained employed by us during such period will accelerate and vest as of the date of termination. In lieu of the payments and benefits described above, in the event that the named executive officer’s employment is terminated by us without cause or the named executive officer resigns for good reason, in either case within 24 months following a change in control, as defined in the employment agreements, subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, the named executive officer will be entitled to receive:

(i)
a lump sum cash payment equal to two times in the case of Dr. Leonard, or 1.5 times in the case of the other named executive officers, the sum of (A) the officer’s then-current base salary, or the officer’s base salary in effect immediately prior to the change in control, if higher, and (B) the officer’s target annual cash incentive compensation for the then-current year,
(ii)
if the officer is participating in our group health plan immediately prior to his or her termination, we will continue to pay our portion of coverage until 18 months following termination or, if earlier, the end of the officer’s COBRA health continuation period in an amount equal to the amount that we would have paid to provide health insurance to him or her had he or she remained employed with us, and
(iii)
except as otherwise provided in the applicable award agreement, (A) if the named executive officer was employed by the Company for at least six consecutive months immediately prior to the change in control, full acceleration of all equity awards held by the officer or by entities to whom the officer has properly transferred such awards or (B) if the named executive officer was employed by the Company for less than six consecutive months immediately prior to the change in control, acceleration of 50% of all equity awards held by the officer or by entities to whom the officer has properly transferred such awards.

Estimated Payment and Benefits Upon Termination, Retirement or Change of Control

The amount of compensation and benefits payable to each named executive officer under our current employment agreements in various termination and change in control situations has been estimated in the tables below. The value of the equity vesting acceleration was calculated for each of the tables below based on the assumption that the change in control and the named executive officer’s employment termination occurred on December 31, 2023. The per share closing price of the Company’s stock on the Nasdaq Global Market as of December 29, 2023, the last trading day of 2023, was $30.49, which was used as the value of a share of the Company’s stock in the change in control for the calculations below. The value of the option vesting acceleration was calculated by multiplying the number of shares underlying unvested options subject to vesting acceleration as of December 31, 2023, by the positive difference, if any, between the per share closing price of the Company’s stock as of December 29, 2023, and the per share exercise price for such shares underlying unvested options.

Retirement Policy

In July 2022, the Company’s board of directors approved a policy related to benefits upon retirement from Intellia and in December 2022, the policy was amended to include the Company’s CEO. Upon reaching age 60 and after five years of service at Intellia, all employees are eligible to submit their one-year notice of resignation. On the date of their resignation (one year following their notice date), employees are eligible for certain equity and bonus benefits, and termination provisions in existing agreements will apply. Equity awards granted prior to July 1, 2022 are not covered by the retirement policy. For all equity granted on or after July 1, 2022, upon retirement, the treatment is as follows: (1) 100% accelerated vesting of all outstanding time-based RSUs; (2) continued vesting of all outstanding stock options, until 100% vested, and the exercise period is continued to the earlier of five years post-retirement or the expiration of that award; (3) a prorated portion of performance-based awards based on service during the performance period will remain eligible to be earned and vest at the end of the performance period based upon actual performance. Further, upon retirement, employees will be eligible to receive a prorated bonus for the performance year in which they retired, payable at the same time as all other Company bonuses for that performance year.

The following table describes the potential payments and benefits upon employment termination for Dr. Leonard, as if his employment terminated as of December 31, 2023.

Executive Benefits and Payment upon Termination	Termination by Company without Cause or Voluntary Resignation for Good Reason Not in Connection with a Change in Control ($)		Termination by Company without Cause or Voluntary Resignation for Good Reason within 24 Months Following a Change in Control ($)		Termination upon Retirement One Year after Notice Date ($) (9)
John M. Leonard, M.D.
Cash Severance	660,000	(1)	2,178,000	(2)	429,000	(7)
Acceleration of Equity Awards (6)	1,702,155	(3)	6,221,322	(4)	3,700,917	(8)
Health Care Continuation	—	(5)	—	(5)	—
Total	2,362,155		8,399,322		4,129,917

(1)
Base salary continuation for 12 months.
(2)
Two times the sum of (a) 2023 base salary, and (b) 2023 target annual cash incentive compensation.
(3)
Value attributable to 12 months of acceleration of outstanding equity awards. No value has been included for performance-based RSUs per the terms of the award agreements.
(4)
Value attributable to acceleration of 100% of outstanding equity awards.
(5)
Dr. Leonard was not participating in our group health plan as of December 31, 2023.
(6)
No value has been included for options that were underwater as of December 31, 2023, as no value would be realized in connection with the accelerated vesting of these options using the assumptions set forth above.
(7)
2023 bonus received in full based on retirement on December 31, 2023.
(8)
Value attributable to acceleration of 100% of outstanding RSUs and a pro-rated portion of outstanding performance-based RSUs for eligible grants based on a price of $30.49, which was the closing price per share of our common stock as reported by the

Nasdaq Global Market on December 29, 2023, the last trading day of 2023. The number of shares used in the table for performance-based RSUs is based upon the maximum level of achievement.
(9)
Dr. Leonard is the only named executive officer that met the eligibility requirements for the Company’s retirement policy as of December 31, 2023.

The following table describes the potential payments and benefits upon employment termination for all of our named executive officers other than Dr. Leonard, as if his or her employment terminated as of December 31, 2023.

Executive Benefits and Payment upon Termination	Termination by Company without Cause or Voluntary Resignation for Good Reason Not in Connection with a Change in Control ($)		Termination by Company without Cause or Voluntary Resignation for Good Reason within 24 Months Following a Change in Control ($)
Glenn G. Goddard
Cash Severance	351,000	(1)	982,800	(2)
Acceleration of Equity Awards (7)	546,476	(3)	1,940,754	(4)
Health Care Continuation	19,227	(5)	38,454	(6)
Total	916,703		2,962,008

James Basta, J.D.
Cash Severance	345,000	(1)	966,000	(2)
Acceleration of Equity Awards (7)	584,402	(3)	2,064,143	(4)
Health Care Continuation	19,227	(5)	38,454	(6)
Total	948,629		3,068,597

David Lebwohl, M.D.
Cash Severance	371,250	(1)	1,039,500	(2)
Acceleration of Equity Awards (7)	847,147	(3)	2,386,587	(4)
Health Care Continuation	13,263	(5)	26,527	(6)
Total	1,231,660		3,452,614

Laura Sepp-Lorenzino, Ph.D.
Cash Severance	369,000	(1)	1,033,200	(2)
Acceleration of Equity Awards (7)	599,455	(3)	2,122,187	(4)
Health Care Continuation	13,263	(5)	26,527	(6)
Total	981,718		3,181,914

(1)
Base salary continuation for nine months.
(2)
One and a half times the sum of (a) 2023 base salary, and (b) 2023 target annual cash incentive compensation.
(3)
Value attributable to nine months of acceleration of outstanding equity awards. No value has been included for performance-based RSUs per the terms of the award agreements.
(4)
Value attributable to acceleration of 100% of outstanding equity awards.
(5)
Payment of the COBRA health insurance premiums until the earlier of (a) nine months following the date of termination, or (b) the end of the COBRA health continuation period.
(6)
Payment of the COBRA health insurance premiums until the earlier of (a) 18 months following the date of termination, or (b) the end of the COBRA health continuation period.
(7)
No value has been included for options that were underwater as of December 31, 2023, as no value would be realized in connection with the accelerated vesting of these options using the assumptions set forth above.

Equity Compensation Plan Information

The following table provides information as of December 31, 2023 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($/share)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column) (#)
Equity compensation plans approved by stockholders (1)	9,500,752	$50.38	(2)	4,953,026	(3)
Equity compensation plans not approved by stockholders	—	—		—
Total	9,500,752	$50.38		4,953,026

(1)
Includes the following plans: our 2015 Plan and the 2016 Employee Stock Purchase Plan (the “2016 ESPP”).
(2)
Since RSUs do not have any exercise price, such units are not included in the weighted-average exercise price calculation.
(3)
As of December 31, 2023, a total of 3,875,539 shares of our common stock have been reserved for issuance pursuant to the 2015 Plan, which number excludes the 3,719,886 shares that were added to the plan as a result of the automatic annual increase on January 1, 2024. The 2015 Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1st by 4% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by the compensation committee. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. The shares of common stock underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of stock, that expire or are otherwise terminated, other than by exercise, under the 2015 Plan will be added back to the shares of common stock available for issuance under the 2015 Plan. As of December 31, 2023, a total of 1,077,487 shares of our common stock have been reserved for issuance pursuant to the 2016 ESPP. The 2016 ESPP provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1st through January 1, 2026 by the least of (i) 500,000 shares of our common stock, (ii) 1% of the outstanding number of shares of our common stock on the immediately preceding December 31 or (iii) such number of shares as determined by the compensation committee. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. The compensation committee determined that the number of shares available for purchase under the 2016 ESPP as of December 31, 2023 was adequate for use in 2024 and determined that there should be no evergreen increase on January 1, 2024.

CEO Pay Ratio

Our compensation and benefits philosophy and the overall structure of our compensation and benefit programs are broadly similar across the organization to encourage and reward all employees who contribute to our success. We strive to ensure the pay of each of our employees reflects the level of their job impact and responsibilities and is competitive within our peer group. Compensation rates are benchmarked and are generally set to be market-competitive in the country in which the jobs are performed. Our ongoing commitment to pay equity is critical to our success in supporting a diverse workforce with opportunities for all employees to grow, develop and contribute.

Under rules adopted pursuant to the Dodd-Frank Act, we are required to calculate and disclose the total compensation paid to our median paid employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to our chief executive officer (the “CEO Pay Ratio”). The paragraphs that follow describe our methodology and the resulting CEO Pay Ratio.

We identified the median employee using our employee population on December 31, 2023 (including all employees, whether employed on a full-time, part-time, seasonal or temporary basis).

We identified the median employee by looking at annual salary plus 2023 bonus earned, the fair market value of equity grants, life and disability insurance, and the estimated value of 401(k) match (whether vested or not) as of December 31, 2023. We did not perform adjustments to the compensation paid to part-time employees to calculate what they would have been paid on a full-time basis. In identifying the median employee, we did not make any cost-of-living adjustments. Once the median employee was identified, we calculated the median employee’s annual target total direct compensation in accordance with the requirements of the Summary Compensation Table.

Our median employee’s compensation as calculated using Summary Compensation Table requirements was $277,464. Our chief executive officer’s compensation as reported in the Summary Compensation Table was $11,657,262. Therefore, our CEO Pay Ratio is approximately 42:1.

This information is being provided for compliance purposes and is a reasonable estimate calculated in a manner consistent with SEC rules, based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios. Neither the compensation committee nor management of the Company used the CEO Pay Ratio measure in making compensation decisions.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation S-K, we are providing information about the relationship between executive compensation actually paid to our principal executive officer (“PEO”) and the average compensation actually paid to our other NEOs, as calculated in accordance with Item 402(v) of Regulation S-K, and certain financial performance measures. For additional information on our compensation programs and philosophy and how we design our compensation programs to align pay with performance, see the section titled “Compensation Discussion and Analysis”. For the year ended December 31, 2023, we did not use any financial performance measures other than those presented in the Pay Versus Performance table below to link Company performance to compensation actually paid, as calculated in accordance with Item 402(v) of Regulation S-K.

Pay Versus Performance Table

						Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table (“SCT”) Total for PEO ($)	Compensation Actually Paid to PEO (1) ($)	Average SCT Total for Non-PEO NEOs (2) ($)		Average Compensation Actually Paid to Non-PEO NEOs ($)	Total Shareholder Return (3) ($)	Peer Group Total Shareholder Return (4) ($)	Net Income (Loss) (5) ($)
2023	11,657,262	8,316,344	4,064,420	(6)	2,913,578	207.84	118.87	(481,192,000)
2022	10,096,590	(14,067,443)	3,915,019	(7)	(4,877,868)	237.83	113.65	(474,186,000)
2021	9,773,560	37,776,157	6,992,904	(6)	16,098,087	806.00	126.45	(267,892,000)
2020	3,635,676	19,282,996	1,762,838	(8)	7,475,021	370.82	126.42	(134,231,000)

(1) The amounts reported represent the “compensation actually paid” to our PEO, computed in accordance with Item 402(v) of Regulation S-K, but do not reflect the actual amount of compensation earned by or paid to our PEO in the applicable year. In accordance with Item 402(v) of Regulation S-K, the following adjustments were made to the amount reported for our PEO in the “Total” column of the Summary Compensation Table to calculate compensation actually paid:

Year	SCT Total for PEO ($)	SCT Value of Equity Awards ($) (a)	Equity Award Adjustments ($) (b)	Compensation Actually Paid to PEO ($)
2023	11,657,262	(10,537,019)	7,196,101	8,316,344

(a) The amounts reported represent the sum of the amounts reported in the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table.

(b) The equity award adjustments include the following: (i) the addition of the year-end fair value of any equity awards granted during the year that are outstanding and unvested as of the end of the year; (ii) for any awards granted in prior years that are outstanding and unvested as of the end of the fiscal year, the addition (or subtraction, if applicable) of the change in fair value between the end of the prior fiscal year and the end of the applicable fiscal year; and (iii) for awards granted in prior years that vest during the fiscal year, the addition (or subtraction, if applicable) of the change in fair value between the end of the prior fiscal year and the vesting date of such awards. The valuation assumptions used to calculate fair values were updated for the applicable fiscal year and the assumptions for the applicable fiscal year are set forth in the notes to the financial statements in our Annual Report on Form 10-K for the applicable fiscal year. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards Granted During the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Total Equity Award Adjustments ($)
2023	7,566,441	(539,404)	169,064	7,196,101

(2) The amounts reported represent the average “compensation actually paid” to the NEOs other than our PEO as a group, computed in accordance with Item 402(v) of Regulation S-K. The amounts do not reflect the actual average amount of compensation earned by or paid to such NEOs as a group in the applicable year. In accordance with Item 402(v) of Regulation S-K, the following adjustments were made to the average of the amounts reported in the “Total” column of the Summary Compensation Table for the NEOs as a group (excluding our PEO) for each year to determine the compensation actually paid, using the same methodology described above in footnote 1:

Year	Average Reported SCT Total for Non-PEO NEOs ($)	Average SCT Value of Equity Awards ($)(a)	Average Equity Award Adjustments ($)(b)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2023	4,064,420	(3,384,251)	2,233,409	2,913,578

(a) The amounts reported represent the sum of the amounts reported in the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table for the applicable fiscal year.

(b) The equity award adjustments for each fiscal year include the amounts noted in footnote 1(b). The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards Granted During the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Total Equity Award Adjustments ($)
2023	2,443,675	(289,233)	78,967	2,233,409

(3) TSR is calculated by taking the difference between the Company’s share price at the end and the beginning of the measurement period and dividing it by the Company’s share price at the beginning of the measurement period. The Company did not issue any dividends during the measurement period.

(4) Represents the peer group TSR. The peer group used for this purpose is the Nasdaq Biotechnology Index, a published industry index.

(5) The dollar amounts reported represent the amount of net loss reflected in the Company’s audited financial statements for the applicable fiscal year.

(6) Non-PEO NEOs for 2021 and 2023 include Mr. Goddard, Mr. Basta, Dr. Lebwohl and Dr. Sepp-Lorenzino.

(7) Non-PEO NEOs for 2022 include Mr. Goddard, Mr. Basta, Mr. Hicks, Dr. Lebwohl and Dr. Sepp-Lorenzino.

(8) Non-PEO NEOs for 2020 include Mr. Goddard, Dr. Lebwohl, Dr. Sepp-Lorenzino and Dr. Schiermeier, our former executive vice president and chief operating officer.

Compensation Actually Paid and Total Shareholder Return

As shown in the graph below, compensation actually paid to our PEO and the average compensation actually paid to the Company’s other NEOs is generally aligned with the Company’s TSR over the four-year period from December 31, 2019 to December 31, 2023, in large part because a significant portion of the compensation actually paid to the Company’s NEOs is in the form of equity awards, the value of which is impacted by stock price changes. In addition, as shown in the chart below, the Company’s TSR outperformed that of the Nasdaq Biotechnology Index over the four-year period from December 31, 2019 to December 31, 2023.

Compensation Actually Paid and Net Income (Loss)

As a clinical-stage company, we did not have any net income during the periods presented and we have not historically considered net income (loss) in evaluating or determining executive compensation. Our net loss has increased over the four-year period presented in the Pay Versus Performance table whereas compensation actually paid to our named executive officers increased from 2020 to 2021, decreased from 2021 to 2022 and increased from 2022 to 2023, due in large part to fluctuations in our stock price.

Director Compensation

The table below shows all compensation paid to our non-employee directors during 2023. During 2023, we did not provide any compensation, including cash payments or equity awards, to Dr. Leonard for his service as a director. Compensation paid to Dr. Leonard as an executive officer during 2023 is set forth under “Executive Officer Compensation—2023 Summary Compensation Table.”

Name (1)	Fees Earned or Paid in Cash ($) (2)	Option Awards ($) (3) (4)	Stock Awards ($) (3) (4)	Total ($)
Muna Bhanji, R.Ph.	55,315	199,928	200,010	455,253
William Chase (5)	45,164	475,394	475,651	996,209
Fred Cohen, M.D., D.Phil.	52,500	199,928	200,010	452,438
John Crowley (6)	60,370	199,928	200,010	460,308
Caroline Dorsa (7)	32,973	—	—	32,973
JeanFrançois Formela, M.D. (8)	—	—	—	—
Jesse Goodman, M.D., M.P.H.	50,000	199,928	200,010	449,938
Georgia Keresty, Ph.D., M.P.H.	55,000	199,928	200,010	454,938
Frank Verwiel, M.D.	100,000	199,928	200,010	499,938

(1)
The aggregate number of shares of our common stock underlying stock options and RSUs held by the non-employee members of the board of directors as of December 31, 2023 were: Ms. Bhanji 21,153 shares underlying stock options and 8,402 RSUs; Mr. Chase 17,378 shares underlying stock options and 12,156 RSUs; Dr. Cohen 73,543 shares underlying stock options and 4,425 RSUs; Mr. Crowley 11,070 shares underlying stock options and no RSUs; Dr. Goodman 93,543 shares underlying stock options and 4,425 RSUs; Dr. Keresty 24,450 shares underlying stock options and 5,251 RSUs; and Dr. Verwiel 112,543 shares underlying stock options and 4,425 RSUs. Ms. Dorsa and Dr. Formela did not hold any stock options or RSUs as of December 31, 2023.

(2)
Amounts represent cash compensation for services rendered by each member of the board of directors. Dr. Formela waived his right to receive cash compensation for his service on our board of directors during 2023.
(3)
In June 2023, each of Ms. Bhanji, Dr. Cohen, Mr. Crowley, Dr. Goodman, Dr. Keresty and Dr. Verwiel was granted an option to purchase 6,473 shares of common stock and 4,425 RSUs. Mr. Chase was granted an option to purchase 14,931 shares of common stock and 10,483 RSUs upon his initial election to the board of directors in April 2023 and an option to purchase 2,447 shares of common stock and 1,673 RSUs in June 2023.
(4)
Amounts shown reflect the grant date fair value of option and RSU awards granted during 2023. The grant date fair value was computed in accordance with FASB ASC 718, disregarding the effect of estimated forfeitures related to service-based vesting. See note 13 to the financial statements in our 2023 Annual Report regarding assumptions we made in determining the fair value of option and stock awards.
(5)
Mr. Chase was elected to the board of directors in April 2023.
(6)
On December 5, 2023, Mr. Crowley resigned from the board of directors.
(7)
On June 15, 2023, Ms. Dorsa resigned from the board of directors.
(8)
On June 15, 2023, Dr. Formela resigned from the board of directors.

During 2023, we compensated our non-employee directors with a cash retainer for service on the board of directors and for service on each committee on which the director is a member. The chairperson of the board and of each committee receives a higher retainer for such service. These fees are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment is prorated for any portion of such quarter that the director is not serving on our board of directors. The fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member are as follows:

	Member Annual Fee ($)	Chairperson Additional Annual Fee ($)
Board of Directors	45,000	35,000
Audit Committee	10,000	10,000
Compensation and Talent Development Committee	7,500	7,500
Nominating and Corporate Governance Committee	5,000	5,000

We also reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending our board of director and committee meetings.

Non-Employee Director Equity Compensation

Our non-employee director equity compensation is intended to enable us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

Each non-employee director, upon his or her initial election to our board of directors, is eligible to receive an initial equity award valued at $800,000, with 50% of the value delivered in the form of stock options and 50% delivered in the form of RSUs. Additionally, on the date of our Company’s 2023 Annual Meeting, each non-employee director received an annual equity award valued at up to $400,000, in accordance with the provisions of the 2015 Plan, with 50% of the value delivered in the form of stock options and 50% of the value delivered in the form of RSUs.

Our 2023 non-employee director compensation policy was approved by the board of directors in June 2023 as recommended by the compensation committee, which consulted with Pay Governance and reviewed market data relating to our peer companies. We aim to position non-employee director compensation competitively within our peer group for board compensation and use the same peer group as we use for benchmarking the compensation of our named executive officers. Our compensation committee conducted a similar review in 2024 and, based upon this review, did not recommend any changes to the non-employee director compensation policy for 2024.

To be aligned with their director terms, equity awards granted to non-employee directors upon initial election to the board of directors vest over the three years following the grant date, with one third of the shares vesting one year after the date of grant and the remaining portion of the shares vesting thereafter in substantially equal quarterly installments over the next two years, subject to continued service through such date. Equity awards granted to our non-employee directors on the date of each annual meeting vest in full upon the earlier to occur of the first anniversary of the grant date or the date of the next annual meeting of stockholders following the date of grant, subject to continued service as a director through such date.

All equity awards issued to our non-employee directors under our director compensation program will become fully vested upon a change in control of our Company. In addition, the form of option agreement gives non-employee directors up to three months and one day following cessation of service as a director to exercise the options, to the extent vested at the date of such cessation, provided that the director has not been removed for cause. The exercise price of options granted to our non-employee directors under our director compensation policy is equal to the fair market value of our common stock on the date of grant.

REPORT OF THE COMPENSATION AND TALENT DEVELOPMENT COMMITTEE

The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

The compensation and talent development committee has reviewed and discussed the “Compensation Discussion and Analysis” section of this proxy statement with management. Based on the review and discussions, the compensation and talent development committee recommended to the board of directors that the “Compensation Discussion and Analysis” section be included in this proxy statement, which is incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

THE COMPENSATION AND TALENT DEVELOPMENT COMMITTEE OF THE BOARD OF DIRECTORS OF INTELLIA THERAPEUTICS, INC.
William Chase, Chairperson Muna Bhanji, R.Ph.
Fred Cohen, M.D., D.Phil.

April 29, 2024

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Transactions

Other than compensation arrangements for our directors and named executive officers, which are described elsewhere under the “Executive Officer and Director Compensation” section of this proxy statement, we did not have any transactions with any of our directors or named executive officers since January 1, 2023 to which we were a party or will be a party, in which:

•
the amounts involved exceeded or will exceed $120,000; and
•
any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

Indemnification Agreements

We have entered into agreements to indemnify our directors and executive officers. These agreements will, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our Company or that person’s status as a member of our board of directors to the maximum extent allowed under Delaware law.

Policies and Procedures for Related Party Transactions

We have adopted a related party transaction approval policy that governs the review of related party transactions. Pursuant to this written policy, if we enter into a transaction involving over $120,000 with any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of them, or any other related party, our audit committee must approve such transaction. Any such transaction must either first be presented to our audit committee for review, consideration or approval, or, if advance review by the committee is not feasible, be reviewed, considered or approved by the committee at its next regularly scheduled meeting. In approving or rejecting any such transaction, our audit committee is to consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to, the extent of the related party’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances. Further, when stockholders are entitled to vote on a transaction with a related party, the material facts of the related party’s relationship or interest in the transaction must be disclosed to the stockholders, who must approve the transaction in good faith.

PRINCIPAL STOCKHOLDERS

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of March 31, 2024 by:

•
each of our directors;
•
each of our named executive officers;
•
all of our directors and executive officers as a group; and
•
each person, or group of affiliated persons, who is known by us to beneficially own greater-than-5% of our common stock.

The column entitled “Percentage Beneficially Owned” is based on 96,333,373 shares of our common stock outstanding as of March 31, 2024.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 2024 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Intellia Therapeutics, Inc., 40 Erie Street, Cambridge, Massachusetts 02139.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
Greater than 5% Stockholders:
ARK Investment Management LLC (1)	11,412,449	11.8%
BlackRock, Inc. (2)	9,010,695	9.4%
The Vanguard Group (3)	8,347,449	8.7%
Directors and Named Executive Officers:
James Basta, J.D. (4)	138,912	*
Muna Bhanji, R.Ph. (5)	15,700	*
William Chase (6)	15,271	*
Fred Cohen, M.D., D.Phil. (7)	104,361	*
Glenn Goddard (8)	290,265	*
Jesse Goodman, M.D., M.P.H. (9)	94,361	*
Georgia Keresty, Ph.D., M.P.H. (10)	29,698	*
David Lebwohl, M.D. (11)	308,118	*
John M. Leonard, M.D. (12)	1,575,839	1.6%
Laura Sepp-Lorenzino, Ph.D. (13)	285,875	*
Frank Verwiel, M.D. (14)	113,361	*
All current executive officers and directors as a group (13 persons) (15)	3,142,916	3.2%

* Represents beneficial ownership of less than one percent of our outstanding common stock.

(1)
The information reported is based on a Schedule 13G/A, as filed by ARK Investment Management LLC (“ARK”) with the SEC on January 29, 2024. ARK has sole voting power over 10,761,522 shares, shared voting power over 331,673 shares, and no voting power over 319,254 shares. They have sole dispositive power over 11,412,449 shares. The address of ARK Investment Management LLC is 200 Central Avenue, St. Petersburg, FL 33701.
(2)
The information reported is based on information in a Schedule 13G/A, as filed by BlackRock, Inc. (“BlackRock”) with the SEC on January 8, 2024. All shares are beneficially owned by BlackRock, a parent holding company, and on behalf of its wholly owned subsidiaries (i) BlackRock Life Limited; (ii) BlackRock Advisors, LLC; (iii) Aperio Group, LLC; (iv) BlackRock (Netherlands) B.V.; (v) BlackRock Institutional Trust Company, National Association; (vi) BlackRock Asset Management Ireland Limited; (vii) BlackRock Financial Management, Inc.; (viii) BlackRock Japan Co., Ltd.; (ix) BlackRock Asset Management Schweiz AG; (x) BlackRock Investment Management, LLC; (xi) BlackRock Investment Management (UK) Limited; (xii) BlackRock Asset Management Canada Limited; (xiii) BlackRock Investment Management (Australia) Limited; (xiv) BlackRock Fund Advisors; (xv) BlackRock (Luxembourg) S.A. and (xvi) BlackRock Fund Managers Ltd. BlackRock has

sole voting power over 8,666,192 shares of our common stock and has sole dispositive power over 9,010,695 shares of our common stock. The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(3)
The information reported is based on a Schedule 13G/A, as filed by The Vanguard Group (“Vanguard”) with the SEC on February 13, 2024. Vanguard has shared voting power with respect to 70,945 shares of our common stock, sole dispositive power with respect to 8,187,061 shares of our common stock, and shared dispositive power with respect to 160,388 shares of our common stock. The principal business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(4)
Consists of (i) 17,738 shares of common stock, and (ii) 121,174 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2024.
(5)
Consists of (i) 4,257 shares of common stock, (ii) 663 shares of common stock issuable upon the vesting of restricted stock units within 60 days after March 31, 2024, and (iii) 10,780 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2024.
(6)
Consists of (i) 6,800 shares of common stock, (ii) 3,494 shares of common stock issuable upon the vesting of restricted stock units within 60 days after March 31, 2024, and (iii) 4,977 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2024.
(7)
Consists of (i) 37,291 shares of common stock, and (ii) 67,070 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2024.
(8)
Consists of (i) 18,022 shares of common stock, and (ii) 272,243 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2024.
(9)
Consists of (i) 7,291 shares of common stock, and (ii) 87,070 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2024.
(10)
Consists of (i) 11,308 shares of common stock, (ii) 413 shares of common stock issuable upon the vesting of restricted stock units within 60 days after March 31, 2024, and (iii) 17,977 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2024.
(11)
Consists of (i) 29,316 shares of common stock, and (ii) 278,802 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2024.
(12)
Consists of (i) 830,546 shares of common stock, and (ii) 745,293 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2024. On April 25, 2017, Dr. Leonard pledged 145,000 shares of common stock to secure a loan; our audit committee authorized and approved the pledge on April 25, 2017.
(13)
Consists of (i) 19,362 shares of common stock, and (ii) 266,513 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2024.
(14)
Consists of (i) 7,291 shares of common stock, and (ii) 106,070 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2024.
(15)
Consists of (i) 1,019,097 shares of common stock, (ii) 4,570 shares of common stock issuable upon the vesting of restricted stock units; and (iii) 2,119,249 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2024.

REPORT OF THE AUDIT COMMITTEE

The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Intellia’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of Intellia’s independent registered public accounting firm, (3) the activities of Intellia’s internal audit function, and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.

Management is responsible for the preparation of Intellia’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Intellia’s financial statements in accordance with the standards of the PCAOB and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of Intellia for the fiscal year ended December 31, 2023, including internal control testing under Section 404 of the Sarbanes-Oxley Act. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees, and the SEC. In addition, the audit committee received written disclosures and the letter from the independent registered public accounting firm as required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of Intellia be included in Intellia’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF INTELLIA THERAPEUTICS, INC. William Chase, Chairperson Muna Bhanji, R.Ph. Georgia Keresty, Ph.D., M.P.H. Frank Verwiel, M.D.

April 29, 2024

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the Notice and, if applicable, the Proxy Materials, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the Notice or Proxy Materials to you upon written request to Intellia Therapeutics, Inc., 40 Erie Street, Suite 130, Cambridge, Massachusetts 02139, Attention: Investor Relations / Corporate Secretary, by calling 1-857-285-6200 or by emailing IRcontact@intelliatx.com. If you want to receive separate copies of a proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2025 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 30, 2024. However, if the date of the 2025 Annual Meeting of Stockholders is changed by more than 30 days from the anniversary date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2025 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Intellia Therapeutics, Inc., 40 Erie Street, Suite 130, Cambridge, Massachusetts 02139, Attention: Investor Relations / Corporate Secretary.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our second amended and restated By-Laws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the 2025 Annual Meeting of Stockholders is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the 2024 Annual Meeting of Stockholders, a stockholder’s notice must be so received no later than the close of business of the 90th day prior to the 2025 Annual Meeting of Stockholders or the tenth day following the day on which notice of the date of the 2025 Annual Meeting of Stockholders was first made, whichever first occurs. For stockholder proposals to be brought before the 2025 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than close of business on February 12, 2025 and no later than close of business on March 14, 2025. Stockholder proposals, including Rule 14a-8 proposals, and the required notice should be addressed to Intellia Therapeutics, Inc., 40 Erie Street, Suite 130, Cambridge, Massachusetts 02139, Attention: Investor Relations / Corporate Secretary. We also encourage you to submit any such proposals via email to IRcontact@intelliatx.com.

In addition to the above, a stockholder who would like to propose a nomination of persons for election to our board of directors must submit the proposal in accordance with the procedures outlined in the nominating and corporate governance committee’s charter, a current copy of which is posted on the corporate governance section of our website, http://ir.intelliatx.com/corporate-governance/documents-charters. Specifically, all nomination recommendations must include (i) the name and address of record of the stockholder; (ii) a representation that the stockholder is a record holder of Intellia’s securities, or if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Exchange Act; (iii) the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the precedent five (5) full fiscal years of the proposed director candidate; (iv) a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for membership on our board of directors as set forth in the charter of the nominating and corporate governance committee; (v) a description of all arrangements or understandings between the stockholder and the proposed director candidate; (vi) the consent of the proposed director candidate (A) to be named in the proxy statement relating to Intellia’s annual meeting of stockholders and (B) to serve as a director if elected; and (vii) any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

To comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 13, 2025.

Appendix A

CERTIFICATE OF SECOND AMENDMENT

OF

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

INTELLIA THERAPEUTICS, INC.

Intellia Therapeutics, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1.
That the name of this corporation is Intellia Therapeutics, Inc. and that this corporation was originally incorporated pursuant to the General Corporation Law on May 7, 2014 under the name AZRN, Inc.
2.
That the Board of Directors of the Corporation duly adopted resolutions proposing to amend the Second Amended and Restated Certificate of Incorporation, as amended, of the Corporation, declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders, and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefor, which resolutions setting forth the proposed amendments are as follows:

RESOLVED, that ARTICLE XI be added to the Second Amended and Restated Certificate of Incorporation is hereby replaced in its entirety to read as follows:

“

ARTICLE XI

OFFICER LIMITATION OF LIABILITY

An Officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as an officer of the Corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the Officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purposes of this Article XI, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b).

Any amendment, repeal or modification of this Article XI by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as an Officer at the time of such amendment, repeal or modification.”

3.
That the foregoing amendment was approved by the holders of the requisite number of shares of the Corporation in accordance with Section 228 of the General Corporation Law.
4.
That said amendment has been duly adopted in accordance with Section 242 of the General Corporation Law.

[Signature Page to Follow]

In Witness Whereof, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this [•]th day of [•], 2024.

By:

Name: John Leonard

Title: President and Chief Executive Officer

Intellia THERAPEUTICS INTELLIA THERAPEUTICS, INC. 40 ERIE STREET, SUITE 130 CAMBRIDGE, MA 02139 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The 2024 Annual Meeting of Stockholders (the "Meeting") - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 11, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/NTLA2024 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 11, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V47731-P10656 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY INTELLIA THERAPEUTICS, INC. The Board of Directors recommends you vote FOR the following nominees: 1. Election of Directors. Election of the following individuals nominated to serve as Class II directors, for a three-year term ending at the annual meeting of stockholders to be held in 2027. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 01) Fred Cohen, M.D., D.Phil. 02) Frank Verwiel, M.D. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. Ratification of the appointment of Deloitte & Touche LLP as Intellia's independent registered public accounting firm for the fiscal year ending December 31, 2024. 3. Approve, on a non-binding advisory basis, the compensation of the named executive officers. 4. Approval of a second amendment to our Second Amended and Restated Certificate of Incorporation, as amended, to limit the liability of certain officers of the Company as permitted by recent amendments to the Delaware General Corporation Law. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held June 12, 2024: The Notice, Proxy Statement and 2023 Annual Report are available at www.proxyvote.com. V47732-P10656 INTELLIA THERAPEUTICS, INC. Annual Meeting of Stockholders June 12, 2024 9:00 AM, EDT This proxy is solicited by the Board of Directors The undersigned hereby appoints John Leonard, M.D., Glenn Goddard and James Basta, J.D., as proxies, each with the power to act without the other and appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Intellia Therapeutics, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held online at www.virtualshareholdermeeting.com/NTLA2024 on Wednesday, June 12, 2024 at 9:00 AM, EDT and at any adjournment or postponement thereof. Receipt of the Notice of the 2024 Annual Meeting of Stockholders, Proxy Statement and 2023 Annual Report is hereby acknowledged. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side